SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)
                                [Amendment No. 1]

                              EAC Industries, Inc.
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                               Peter B. Fritzsche
                Chairman of the Board and Chief Executive Officer
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                                  Common Stock
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                                    [to come]
                      (CUSIP Number of Class of Securities)
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                               Peter B. Fritzsche
                              EAC Industries, Inc.
                               2111 Claridge Lane
                            Northbrook, IL 60062-8615
                                 (847) 509-8657

     This statement is filed in connection with (check the appropriate box):
     a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c101] or Rule 13e-3(c) [Section 240.13e-3(c)] under the
Securities Exchange Act of 1934.
     b. [ ] The filing of a registration statement under the Securities Act of 1933.
     c. [ ] A tender offer.
     d. [ ] None of the above.

     Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                            Calculation of Filing Fee
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Transaction valuation is based on approximately             Amount of filing fee
70,000 shares being purchased at $.10 per share cash.             $14.00
                                                                  ------
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[ ] Check box if any part of the fee is offset as provided by Rule O-11 (a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:  $14.00

Form or Registration No.:  Rule 13e-3 Transaction Statement

Filing Party:  EAC Industries, Inc.

ITEM 1.   ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION

     (a)  EAC Industries, Inc.   2111 Claridge Lane,  Northbrook, Illinois
60062-8615

     (b) Common Stock, $.10 per share, 2,885,521 shares outstanding as of August 31, 1999, which were held by approximately 750 shareholders of record.

     (c) The principal market in which such securities are being traded is the over-the-counter market. The range of high and low bid quotations for each quarterly period during the past two years, and the source of such quotations is as follows. These quotations are inter-dealer quotations, without retail mark-up or mark-down, and may not necessarily represent actual transactions. Also, due to the very light trading volume, these quotations may not necessarily reflect the true value of the stock.

--------------------------------------------------------------------------------
         QTR.                         QTR.
        ENDED      HIGH     LOW      ENDED       HIGH          LOW
        -----      ----     ---      -----       ----          ---
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       9/30/99     0.10     0.02    9/30/98      0.0125       0.0938
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       6/30/99     0.03     0.01    6/30/98      0.13         0.07
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       3/31/99     0.10     0.03    3/31/98      0.13         0.10
--------------------------------------------------------------------------------
      12/31/98     0.125    0.07   12/31/97      0.19         0.10
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                                    9/30/97      0.19         0.10
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      Source:  National Quotation Bureau OTC Bulletin Board

     (d) No dividends have been paid during the past two fiscal years with respect to such class of securities. The restriction on the issuer's present or future ability to pay such dividends includes New York corporate law which requires that dividends be paid out of retained earnings (the issuer has a substantial negative retained earnings account), unless other statutory requirements are met so as to pay dividends out of capital surplus. Also, the issuer's financial situation at present requires, to the extent practicable, the conservation of cash and financial resources. This is due to the issuer's ongoing and anticipated operating losses and various contingent obligations which it must deal with which, in some cases, relate to businesses it has previously disposed of.

     (e)  N/A

     (f) With respect to purchases of such securities made by the issuer or its affiliates since the commencement of the issuer's second full fiscal year preceding the date of this Schedule, the amount of such securities purchased, the range of prices paid for such securities and the average purchase price for each quarterly period of the issuer during such period are as follows: None, except as disclosed at page 13 of the issuer's preliminary proxy materials attached hereto as Exhibit A ("Preliminary Proxy") under the caption "Fairness."

ITEM 2.   IDENTITY AND BACKGROUND

The person filing this statement is the issuer of the class of equity securities which is the subject of the subject Rule 13e-3 transaction.

ITEM 3.   PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

     (a)  N/A

     (b)  The contacts or negotiations concerning the matters referred to in
Item 3(a)(2) which have been entered into or which have occurred since the commencement of the issuer's second full fiscal year preceding the date of this schedule (i) between any affiliates of the issuer of the class of securities which is the subject of the subject Rule 13e-3 transaction; or (ii) between such issuer or any of its affiliates and any person who is not affiliated with the issuer and who would have a direct interest in such matters are set forth in the Preliminary Proxy at pages 4 to 6 thereof under the caption "Background of the Proposal."

ITEM 4.   TERMS OF THE TRANSACTION

     (a) The material terms of the subject Rule 13e-3 transaction are set forth in the Preliminary Proxy at page 4 thereof under the heading "The Proposal.".

     (b) A term or arrangement concerning the subject Rule 13e-3 transaction relating to any security holder of the issuer which is not identical to that relating to other security holders of the same class of securities of the issuer is the fact that the Fritzsche Group (as defined in the Preliminary Proxy) intends to dispose of certain of its shares, constituting approximately 23,500 shares in total to an independent third party so that its percentage ownership is unchanged as a result of the Reverse Stock Split.

ITEM 5.   PLANS OF PROPOSALS OF THE ISSUER OR AFFILIATE

     As of this date there is no plan or proposal of the issuer or its affiliates regarding activities or transactions which are to occur after the subject Rule 13e-3 transaction which relate to or would result in:

     (a) An extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the issuer or any of its subsidiaries;

     (b) A sale or transfer of a material amount of assets of the issuer or any of its subsidiaries;

     (c) Any change in the present board of directors or management of the issuer including, but not limited to, any plan or proposal to change the number or term of directors, to fill any existing vacancy on the board or to change any material term of the employment contract of any executive officer;

     (d) Any material change in the present dividend rate or policy or indebtedness or capitalization or the issuer;

     (e) Any other material change in the issuer's corporate structure or business;

     (f) As described in the Preliminary Proxy at page 10 under caption "Purpose of the Reverse Stock Split Proposal," one of the intended effects of the Reverse Stock Split Proposal is that a class of equity securities of the issuer would become eligible for termination of registration pursuant to Section 12(g)(4) of the Act;

     (g) As described in the Preliminary Proxy at page 10 under caption "Purpose of the Reverse Stock Split Proposal," one of the intended effects of the Reverse Stock Split Proposal is that the suspension of the issuer's obligation to file reports pursuant to Section 15(d) of the Act would be accomplished.

ITEM 6.   SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION

     (a) The source and total amount of funds or other consideration to be used in the subject Rule 13e-3 transaction is as follows: general corporate funds not expected to exceed $12,000;

     (b) A statement of all expenses incurred or estimated to be incurred in connection with the Rule 13e-3 transaction including, but not limited to, filing fees, legal, accounting and appraisal fees, solicitation expenses and printing
costs is as follows:     $100 in filing fees;
                         $18-20,000 in legal fees;
                         $5,000 in printing fees; and
                         $3,000 in mailing and solicitation fees.

The issuer had paid or will be responsible for paying all of such expenses.

     (c) No funds or other consideration is, or is expected to be, directly or indirectly borrowed for the purpose of the subject Rule 13e-3 transaction.

     (d)  N/A

ITEM 7.   PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS

     (a) The purpose(s) for the subject Rule 13e-3 transactions are set forth in the Preliminary Proxy at pages 6 to 7 thereof under the caption "Purpose of the Reverse Stock Split Proposal."

     (b) The issuer and its affiliates considered alternative means to accomplish such purpose(s) and such alternative(s) and the reason(s) for their rejection are set forth in the Preliminary Proxy at pages 4 to 6 thereof under the captions "Background of the Proposal" and "Alternatives" at pages 14-15.

     (c) The reasons for the structure of the Rule 13e-3 transaction and for undertaking such transaction at this time are set forth at pages 4 to 6 of the Preliminary Proxy at caption "Background of the Proposal" and at pages 14-16 under "Alternatives."

     (d) The effects of the Rule 13e-3 transaction on the issuer, its affiliates and unaffiliated security holders, including the federal tax consequences thereof are set forth at pages 4, 6 and 7 of the Preliminary Proxy under captions "The Proposal," "Purpose of the Proposal" and "Federal Income Tax Consequences of the Proposal."

ITEM 8.   FAIRNESS OF THE TRANSACTION

     (a) The issuer believes that the subject Rule 13e-3 transaction is fair to unaffiliated security holders of the issuer, which view was unanimously endorsed by the Board of Directors of the issuer. For further information on such viewpoint, see pages 12 to 14 of the Preliminary Proxy under the caption "Fairness."

     (b) Set forth in the Preliminary Proxy at pages 12 to 14 under the caption "Fairness" thereof is a discussion of the material factors upon which the belief stated in Item 8(a) is based and, to the extent such exists, the weight assigned to each such factor. As set forth in such discussion, the factors which were given weight, to the extent deemed practicable and reliable, in determining the fairness of a transaction to unaffiliated security holders and the relative weight, if any, which was given to them in the determination whether the consideration offered to unaffiliated security holders constitutes fair value were:

          (1)  current market prices;

          (2)  historical market prices;

          (3)  net book value;

          (4)  going concern value;

          (5)  liquidation value;

          (6) the purchase price paid in previous purchases disclosed in Item 1(f) of this Schedule;

          (7) any report, opinion, or appraisal described in Item 9; and

          (8) any firm offer of which the issuer or affiliate is aware made by any unaffiliated person, other than the person filing this statement, during the preceding eighteen months for (A) the merger or consolidation of the issuer into or with such person or of such person into or with the issuer, (B) the sale or other transfer of all or any substantial part of the assets of the issuer or (C) securities of the issuer which would enable the holder thereof to exercise control of the issuer.

     (c) The transaction has not been structured so that approval of at least a majority of unaffiliated security holders is required.

     (d) A majority of directors who are not employees of the issuer did not retain an unaffiliated representative to act solely on behalf of unaffiliated security holders for the purposes of negotiating the terms of the Rule 13e-3 transaction and/or preparing a report concerning the fairness of such transaction.

     (e) The Rule 13e-3 transaction was approved by a majority of the directors of the issuer who are not employees of the issuer.

     (f)  N/A

ITEM 9.   REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS

     (a) Neither the issuer nor its affiliate(s) has received any report, opinion (including an opinion of counsel) or appraisal from an outside party which is materially related to the subject Rule 13e-3 transaction including but not limited to, any such report, opinion or appraisal relating to the consideration or the fairness of the consideration to be offered to security holders of the class of securities which is the subject of the Rule 13e-3 transaction or the fairness of such transaction to the issuer or affiliate or to security holders who are not affiliates.

     (b)  N/A

ITEM 10.  INTEREST IN SECURITIES OF THE ISSUER

     (a) With respect to the class of equity security to which the subject Rule 13e-3 transaction relates, the aggregate amount and percentage of securities beneficially owned as of the most recent practicable date by each affiliate, by each person enumerated in Instruction C of this Schedule or by any associate or majority owned subsidiary of the issuer or affiliate, and the name and address of any such persons is as follows:

       NAME                    ADDRESS                         PERCENT
       ----                    -------                         -------
       --------------------------------------------------------------------
       Peter B. Fritzsche      EAC Industries, Inc.               33%
                               2111 Claridge Lane
                               Northbrook, IL  60062-8615
       --------------------------------------------------------------------
       Ruth Fritzsche,         c/o EAC Industries, Inc.      less than 1% *
       wife and associate      2111 Claridge Lane
       of P. B. Fritzsche      Northbrook, IL  60062-8615
       --------------------------------------------------------------------
       Bart Fritzsche,         c/o EAC Industries, Inc.      less than 1% *
       child and associate     2111 Claridge Lane
       of P. B. Fritzsche      Northbrook, IL  60062-8615
       --------------------------------------------------------------------
       David Fritzsche,        c/o EAC Industries, Inc.      less than 1% *
       child and associate     2111 Claridge Lane
       of P. B. Fritzsche      Northbrook, IL  60062-8615
       --------------------------------------------------------------------
       Kathleen Fritzsche,     c/o EAC Industries, Inc.      less than 1% *
       child and associate     2111 Claridge Lane
       of P. B. Fritzsche      Northbrook, IL  60062-8615
       --------------------------------------------------------------------
       * Beneficial ownership of their shares is disclaimed.

See the Preliminary Proxy at page 17 under the heading "General Information" for additional information in this respect.

     (b) No transactions in the class of equity securities of the issuer were effected during the past 60 days by the issuer or by the persons named in response to paragraph (a) of this Item.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES

     All contracts, arrangements, understandings or relationships (whether or not legally enforceable) in connection with the subject Rule 13e-3 transaction between the issuer (including any person enumerated in Instruction C of this Schedule) and any person with respect to any securities of the issuer (including, but not limited to, contracts, arrangements, understandings or relationships concerning the transfer or the voting of any such securities, joint ventures, loan or option arrangements, put or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies, consents or authorizations), have been disclosed in the Preliminary Proxy attached hereto at page 6 under caption "Purpose of the Proposal."

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION

     (a) The present intention with regard to the subject Rule 13e-3 transaction indicating whether or not any executive officer, director or affiliate of the issuer or any person enumerated in Instruction C of this statement, and securities with respect to which such person holds proxies, will be voted and the reasons therefor have been disclosed in the Preliminary Proxy attached hereto at page 7 thereof under the caption "Vote Required; Vote of Principal Stockholders."

     (b) Certain persons named in paragraph (a) of this item have made a recommendation in support of the subject Rule 13e-3 transaction and the reasons for such recommendation have been disclosed in the Preliminary Proxy attached hereto at page 12-15 thereof under captions "Fairness" and "Alternatives."

ITEM 13.  OTHER PROVISIONS OF THE TRANSACTION

     (a) Appraisal rights are not provided under applicable state law, under the issuer's articles of incorporation will be voluntarily accorded by the issuer only to affected security holders (those whose shares may be converted to cash) in connection with the subject Rule 13e-3 transaction. Such rights are described in the Preliminary Proxy Statement attached hereto at page 8 under the caption "Dissenters' Rights of Appraisal."

     (b)  N/A

     (c)  N/A

ITEM 14.  FINANCIAL INFORMATION

     (a) The following financial data concerning the issuer is included in the Issuer's 10-KSB Annual Report to the Securities and Exchange Commission for the fiscal year ended January 31, 1999 (the "10-K") (incorporated herein by reference); or in the Issuer's most recent 10-QSB with respect to the 6-months fiscal period ended July 31, 1999 (the "10-Q") (incorporated herein by reference); and/or is included in the Preliminary Proxy enclosed herewith. The issuer intends to physically attach the 10-K and the 10-Q to the Final Proxy.

          (1) Audited financial statements for the two fiscal years required to be filed with the issuer's most recent annual report under Sections 13 and 15(d) of the Act;

          (2) Unaudited balance sheets and comparative year-to-date income statements and statements of cash flows and related earnings per share amounts required to be included in the issuer's most recent quarterly report filed pursuant to the Act;

          (3) Ratio of earnings to fixed charges for the two most recent fiscal years and the interim periods provided under Item 14(a)(2); and

          (4) Book value per share as of the most recent fiscal year end and as of the date of the latest interim balance sheet provided under Item 14(a)(2).

     (b) Pro forma data disclosing the effect of the subject Rule 13e-3 transaction on:

          (1) The issuer's balance sheet as of the most recent fiscal year end and the latest interim balance sheet provided under Item 14(a)(2);

          (2) The issuer's statement of income, earnings (loss) per share amounts, and ratio of earnings to fixed charges for the most recent fiscal year and the latest interim period provided under Item 14(a)(2); and

          (3) The issuer's book value per share as of the most recent fiscal year end and as of the latest interim balance sheet date provided under
     Item 14(a)(2), are not provided as such effects are not material.

ITEM 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED

     (a)  N/A

     (b)  N/A

ITEM 16.  ADDITIONAL INFORMATION

     N/A

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS

     Attached are copies of the following Exhibits:

     (a)  N/A

     (b)  N/A

     (c) Any document setting forth the terms of any contract, arrangements or understandings or relationships referred to in Item 11 of this schedule; and

     (d)(1) The disclosure materials furnished to security holders in connection with the transaction pursuant to the subject Rule 13e-3(d) [Section 240.13e-3(d)] are set forth at Exhibit A (original version).

     (d)(2) Revised version of the proxy materials [in each case with the 10-K and 10-Q attached].

     (e) A detailed statement describing the appraisal rights and the procedures for exercising such appraisal rights which are referred to in Item 13(a) of this schedule is set forth in the Preliminary Proxy at pages 8-9 thereof under the caption "Dissenters' Rights of Appraisal." Also, the entire relevant New York Statute is as set forth at Annex A to the Proxy.

     (f)  N/A

                                    SIGNATURE
     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

EAC INDUSTRIES, INC.


November 18, 1999                          (Date)
-------------------------------------------

/s/ Peter B. Fritzsche                     (Signature)
-------------------------------------------

Chairman of the Board and Chief Executive Officer

                                                                       EXHIBIT A

                              EAC INDUSTRIES, INC.

                               2111 CLARIDGE LANE

                            NORTHBROOK, IL 60062-8615

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement, which is being mailed to shareholders on or about September, ___, 1999 is furnished in connection with the solicitation of proxies by the Board of Directors of EAC Industries, Inc., a New York corporation ("EAC" or the "Company"), to be used at the 1999 Annual Meeting of Shareholders of the Company to be held at the time and place and for the purposes specified in the foregoing Notice.

     You are requested to complete, date and sign the accompanying proxy and return it promptly to the Company in the enclosed envelope. Proxies duly executed and received in time for the meeting will be voted at the meeting in accordance with the instructions thereof. Such proxies may, nevertheless, be revoked at any time prior to the voting thereof.

     The Board of Directors has fixed the close of business on September ___, 1999 as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the meeting or any adjournments thereof. The transfer books of the Company will not be closed. As of September ___, 1999, there were 2,885,521 share of common stock outstanding, the holders of which are entitled to one vote per share on all matters presented at the meeting. Directors are elected by a plurality of votes cast. Under the law of New York, EAC's state of incorporation, "votes cast" at a meeting of stockholders by the holders of Shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes, and withheld votes will not be considered "votes cast" based on EAC's understanding of state law requirements. To the best knowledge of the Company, there is one shareholder owning more than 5% of the Company's Common Stock. See "Principal Holders of Securities."

                              EAC INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER ___, 1999

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of EAC INDUSTRIES, INC., a New York corporation (the "Company"), will be held at the office of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, 26th Floor, Chicago, IL 60603 on October ___, 1999 at 8:30 a.m., local time, for the following purposes:

          1.   To elect four (4) Directors.

          2. To amend the Company's Restated Certificate of Incorporation to effect a 1 for 200 share reverse stock split of the Common Stock and to pay cash in lieu of fractional Shares and immediately thereafter to reclassify such resulting whole, or partial, Shares on a 200 for 1 basis.

          3. To transact such other business as may properly come before said Annual Meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on September ___, 1999 as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the meeting or any adjournments thereof. The transfer books of the Company will not be closed.

                       By Order of the Board of Directors


                               PETER B. FRITZSCHE
                          Chairman of the Board and CEO


September ___, 1999

                                 PROPOSAL NO. 1
                                 --------------

                              ELECTION OF DIRECTORS

     Proxies in the accompanying form, which are properly executed, marked, duly returned and not revoked, will be voted as directed. Unless otherwise indicated, such proxies will be voted in favor of the election of the four nominees for directors of EAC whose names appear below and for Proposal No. 2, the Reverse Stock Split. If any of the nominees for directors becomes unavailable to serve prior to the meeting date, an event which the Board of Directors does not presently anticipate, the proxies will be voted for substitute nominees who will be persons designated by the Board of Directors of EAC. Directors of EAC are to be elected at its Annual Meeting to hold office until the next Annual Meeting of Shareholders and until the election of their respective successors.

     The following table sets forth the names of the nominees for the election to the Board of Directors, their business experience during the past five years, their positions, if any, with EAC, their previous terms as directors and the number of Shares of Common Stock of EAC owned beneficially by each of them as of August 31, 1999. Each nominee's Common Stock ownership represents less than 1% of the aggregate amount of Common Stock outstanding, except for Peter B. Fritzsche and P. Bartley Fritzsche whose beneficial ownership represents approximately 33% and 1% respectively of the outstanding Common Stock of the Company.

                                                                                            Common Stock
                                                                              Director   Owned Beneficially
Name                      Principal Occupation for Last 5 Years               Since         As of 8/31/99
----                      -------------------------------------               -----         -------------
Peter B. Fritzsche(1)     Chairman of the Board of Directors, President       1991 and      943,208(2)
     Age 64               and CEO and Assistant Secretary, EAC - July         from
                          1992 to present; Chairman of the Board of           1978-
                          Director and Assistant Secretary, EAC -             1990
                          December 1991 to July 1992; Yale University
                          Development Office, New Haven, CT - January
                          1992 to July 1994; consultant - 1990 to 1992;
                          Director of EAC - 1989 to 1990; Chairman of
                          the Board of Directors, President and CEO,
                          EAC - 1979 to 1989.

E. Donald McKenzie, Jr.   President, Supercoups, Inc. Avon, MA (printer       1994            1,000
     Age 47               of coupons) 1997 to present; Vice President -
                          Sales and Marketing, Health Tour, Inc. -
                          January, 1996-1997; President Graphic Systems
                          West, Irvine, CA - 1991 to 1995.

John B. Millet, Jr.       President and Owner of Mohawk Metal                 1994           38,254
     Age 57               Products Co., Utica, NY (suppliers to the retail
                          petroleum industry) - since 1977.

                                        3





P. Bartley Fritzsche(1)   Regional Account Manager, Neuberger &               1994           38,000
     Age 30               Berman Management Inc., Chicago, IL.
                          Financial Services Company; John Marshall
                          Law School - 1993-1997 (LLB); Account
                          Representative, John Nuveen & Co., Chicago,
                          IL - 1991 to 1993.

     (1)  Peter B. Fritzsche and P. Bartley Fritzsche are father and son.

     (2) Includes 942,408 Shares held directly or through an IRA and 800 Shares held of record by Mr. Fritzsche's spouse, whose beneficial ownership may be attributable to Mr. Fritzsche, but which he disclaims.

     Set forth below is the compensation paid to the executive officers of the Company and its Goodren Products Corporation subsidiary (which was sold on July 1, 1999) and for all such persons as a group:

Name and                                                       All Other
Principal Position           Year        Salary      Bonus     Compensation
------------------           ----        ------      -----     ------------
Peter B. Fritzsche          FY 1999     $132,000     $ -0-        $ -0-
Chairman and CEO            FY 1998     $132,000     $ -0-        $ -0-
                            FY 1997     $132,000     $ -0-        $ -0-

Steven Mann (1)             FY 1999     $165,697     $ -0-        $ -0-
President and Goodren       FY 1998     $179,372     $ -0-        $ -0-
Products Corp.              FY 1997     $177,398     $ -0-        $ -0-

Total                       FY 1999     $297,657     $ -0-        $ -0-
                            FY 1998     $311,372     $ -0-        $ -0-
                            FY 1997     $309,398     $ -0-        $ -0-

     (1) Mr. Mann had an employment contract, renewable annually, which called for base compensation of $155,000 (subject to annual inflation adjustments) and a bonus equal to 5% of Goodren's total operating income, provided that operating income was in excess of $650,000 in the pertinent fiscal year. Mr. Mann was not paid a discretionary bonus in fiscal 1997, fiscal 1998 or fiscal 1999.

     Board members are paid fees equal to $4,000 per year, plus $1,250 for each board or committee meeting attended. As of September 30, 1999 Board members agreed to waive board compensation while the Company's financial hardship situation continues.

                              PROFIT SHARING PLANS

     The Company maintains a deferred profit sharing plan ("Profit Sharing Plan") which is intended to qualify under Section 401(a) of the Internal Revenue Code of 1954, as amended ("Code"). The Profit Sharing Plan covers full-time employees of the Company and its subsidiaries, including Goodren (prior to the sale), who have completed one (1) year of eligibility service and who are not covered under any other tax qualified retirement plan. Employer contributions to the Profit Sharing Plan are made at the discretion of the Company's Board of Directors and are allocated among participating employees based on their compensation. The Profit Sharing Plan benefits, subject to a vesting schedule, become payable following a separation of service from the Company.

     The Profit Sharing Plan also provides for employees to defer a portion of their eligible compensation, pursuant to Section 401(k) of the Internal Revenue Code. There is no provision for matching contributions to be made by the Company. No contributions were made to the Profit Sharing Plan by the Company during the fiscal years 1998 and 1999. Goodren's contributions to the Profit Sharing Plan were zero for fiscal years 1998 and 1999 respectively.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established an Executive Committee, Compensation and Audit Committee, in accordance with the by-laws and New York law. The members of the Executive Committee are Messrs. Peter Fritzsche and John Millet. The members of the Compensation and Audit Committees are Messrs. Millet and McKenzie. Each Director attended all meetings of the Board of Directors and committees on which they served during fiscal 1999.

                         PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of EAC, as of August 31, 1999 the only beneficial owner of 5% or more of EAC's Common Stock was:

                                                         Amount
                  Principle Name and Address          Beneficially    Percent of
Class             of Beneficial Owner                    Owned          Class
-----             -------------------                    -----          -----

Common Stock      Peter B. Fritzsche                    943,208          33%
                  EAC Industries, Inc.
                  2111 Claridge Lane
                  Northbrook, Illinois  60062-8615

As of that date, all directors and officers as a group owned _______________ Shares (36%).

                                 PROPOSAL NO. 2

      PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE HOLDERS OF 199 SHARES OR FEWER BY EFFECTING A
  REVERSE STOCK SPLIT OF THE COMMON STOCK AND A SUBSEQUENT FORWARD STOCK SPLIT
    OF THE COMMON STOCK AND BY PAYING FRACTIONAL SHARES AT THE RATE OF $.10
                                   PER SHARE

Summary and Purpose of the Proposal

     Summary. The Board of Directors has approved, and has directed that the same be presented to shareholders for their approval at the Annual Meeting, a proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Reverse Stock Split Amendment") to (a) effect a 200 to 1 reverse stock split (the "Reverse Stock Split") of the Company's Common Stock, $.10 par value, through a reclassification of the Common Stock pursuant to which each 200 Shares of Common Stock outstanding as of the close of business on the effective date of the amendment would be reclassified into one (1) new share of Common Stock, $.10 par value, and (b) authorize an immediately subsequent reclassification with a forward split of the new Common Stock (the "Forward Stock Split") pursuant to which each holder of the reclassified Common Stock at such moment would receive 199 additional Shares (or a proportionately appropriate smaller number for holding not divisible by 200) of reclassified Common Stock for each one (1) share of reclassified Common Stock held as of such moment. No fractional Shares would be issued pursuant to the reclassification and certain holders who would otherwise be entitled to receive a fractional share in the Reverse Stock Split will receive cash at the rate of $.10 per share in lieu of their fractional share interests. At the date hereof, the bid and asked prices for the Common Stock were $____ and $____, respectively. If the holders hold less than 199 Shares, their holdings are to be converted into the right to receive cash; if their holdings are 200 Shares or more, any fractional Shares otherwise due would be temporarily established on the books of the Company. The Reverse Stock Split and the Forward Stock Split are herein referred to collectively as the "Reverse Stock Split Proposal." The effect of the Reverse Stock Split Proposal is that all holders of 200 Shares of Common Stock or more would have NO change in their stock holdings; holders of less than 200 Shares ("fraction holders") would only be entitled to cash in lieu of fractional Shares.

     The effect of the proposed amendment to the Amended and Restated Articles of Incorporation will be significant to shareholders, and each shareholder should read carefully the information with respect to such amendment contained in this Proxy Statement.

     Purpose. The purpose of the Reverse Stock Split Proposal is to reduce the number of shareholders of record of the Company below 300 thereby enabling the Company to terminate registration of the Shares under, and be relieved of the periodic reporting, proxy solicitation and other information requirements of, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as the expenses associated with such reporting requirements. As of August 31, 1999, the Company had approximately 425 shareholder accounts of record in the 1 to 199 Share range aggregating ____ Shares. Based on approximately 1,350 shareholder accounts overall and 2,285,521 Shares outstanding, shareholder with 199 or fewer Shares constituted approximatly 31% of the Company's shareholders and approximately 55% of its shareholders of record, but accounted for about 2% of the Shares outstanding. Expenses directly and indirectly attributable to reporting requirements of the Exchange Act were approximately $80-100,000 in fiscal 1999, which is approximately $100 per shareholder of record. See "SPECIAL FACTORS - Purpose of Reverse Stock Split Proposal."

     Upon termination of registration under the Exchange Act, the Shares will cease to be authorized for quotation on NASDAQ and shareholders should expect a very limited public market for their Shares as a result. The Company estimates the Shares outstanding will be reduced by approximately 65,000 Shares after payment for fractional Share interests, assuming no shareholders round up. The effect of the Reverse Stock Split Proposal will not increase the holdings of Peter B. Fritzsche and his associates and affiliates (collectively the "Fritzsche Group"). Mr. Fritzsche and the other members of the Fritzsche Group have agreed to dispose of the Shares representing the increase in their percentage ownership. By doing so, it will eliminate the need for a "super majority vote" on the matter pursuant to the Company's Amended and Restated Certificate of Incorporation. The Shares will be eligible for removal from the Federal Reserve Board's OTC margin list upon termination of registration under the Exchange Act. As noted above, the Company believes termination of registration under the Exchange Act will result in savings in management time and out-of-pocket expenses. See "SPECIAL FACTORS - Effects of Reverse Stock Split."

     Although the Board did not retain an appraiser, an unaffiliated representative or separate legal counsel to evaluate the Reverse Stock Split Proposal or the price to be paid for fractional Share interests, the price to be paid for fractional New Share interests was determined after consideration of the price per Share paid by the Company and affiliates of the Company for acquisition of Shares in various transactions since 1997, including acquisitions pursuant to a reverse stock split made in November, 1997, recent market prices of the Company's Shares and shareholders' equity per Share. See "SPECIAL FACTORS
- Fairness."

     Various alternatives to the Reverse Stock Split Proposal were considered and rejected by the Board of Directors. See "SPECIAL FACTORS - Alternatives."

REASONS FOR REVERSE STOCK SPLIT PROPOSAL.

     The Company believes that the benefits received from registration under the Securities Exchange Act of 1934 ("Exchange Act") are disproportionate to the expense and management time associated therewith. The probable effect of approval of the Reverse Stock Split Proposal will be to reduce the number of shareholders of record below 300, thereby enabling the Company to terminate registration of the Shares under, and be relieved of the periodic reporting, proxy solicitation and other informational requirements of, the Exchange Act. See "SPECIAL FACTORS - Purpose of Reverse Stock Split Proposal."

FAIRNESS.

     The Board believes the Reverse Stock Split Proposal to be fair because holders of fractional Share interests will have the opportunity to liquidate their holdings at a price the Board believes to be fair by taking into consideration several factors, including the following:
(a) a bid price of ____ per Share quoted by (two (2)) regional brokerage firms on September ___,1999; (b) shareholders' tangible equity of $.18 per Share as of January 31, 1999; (c) the sale can be accomplished without brokerage commission being incurred; and (d) sales of small holdings such as those represented by fractional Share interests are not equivalent to the sale of a single large block of Shares which, in most cases, would be accomplished at higher prices. See "SPECIAL FACTORS - Fairness." Subject to compliance with applicable requirements, Dissenting Shareholders may elect to have the price paid for a fractional Share interest determined by direct negotiation with the Company or by a court. See "RIGHTS OF DISSENTING SHAREHOLDERS."

FEDERAL INCOME TAX CONSEQUENCES.

     Fractional holders who receive cash for all of their Shares under the Reverse Stock Split Proposal will recognize a capital gain or loss, depending on the tax basis of the Shares, provided the Shares were held as capital assets. See "ADDITIONAL FACTORS TO BE CONSIDERED Federal Income Tax Consequences of the Reverse Stock Split Proposal."

VOTE REQUIRED; VOTE OF PRINCIPAL SHAREHOLDERS.

     In order to effect the Reverse Stock Split Proposal, the Company's Amended and Restated Articles of Incorporation must be amended, which requires the approval of a majority of the outstanding Shares. Members of the Fritzsche Group own, in the aggregate, 34% of the Company's outstanding Shares, and other members of the Board of Directors own 46,575 Shares (2%) and the Company is advised that all such Shares will be voted in favor of the Reverse Stock Split Proposal. Approval of a majority of unaffiliated shareholders is not required or being sought. See "CERTAIN BENEFICIAL OWNERSHIP OF SHARES."

CERTAIN PROVISIONS OF THE RESTATED CERTIFICATE OF INCORPORATION AND NEW YORK CORPORATE LAW.

     Certain provisions of the Restated Certificate of Incorporation and New York law may delay, deter or prevent a stockholder or group of stockholders from taking corporate action or gaining control of the Company. For example, Article Thirteen of the Company's Restated Certificate of Incorporation imposes certain voting and other requirements on certain mergers and other combinations (including a reverse stock split) involving certain affiliated parties of the Company. Section 912 of the New York Corporation Law imposes essentially the same limitations on such transactions. The Reverse Stock Split Proposal is not subject to such charter and statutory voting and other requirements.

SUMMARY OF SPECIAL FACTORS.

     Purpose of Reverse Stock Split Proposal. The Company is registered under the Securities and Exchange Act and, therefore, is required to file annual and other periodic reports and comply with the proxy rules of the Securities and Exchange Commission in the solicitation of proxies for annual meetings of shareholders. If the number of shareholders of record of a class of securities is reduced to less than 300, registration of the securities with the SEC may be terminated. The purpose of the Reverse Stock Split Proposal is to reduce the number of shareholders of record to less than 300 so that the Company may terminate its reporting obligation under the Exchange Act and thereby reduce the operating costs associated with being a publicly-reporting company.

     Effects of Reverse Stock Split. On the Effective Date it is expected that the number of shareholders will be reduced to fewer than 300 persons. The Company will file a certification with the SEC to terminate registration of the Shares under the Exchange Act, which termination will become effective not more than 90 days after filing. Thereafter, shareholders will no longer receive informational material such as the annual reports and proxy materials. Also as of that date, no further periodic reports which would have been filed with the SEC will be filed and will not be available to shareholders.

     The Shares have been traded in the Over-The-Counter Market. Following the effective date of termination of registration, the Shares will cease to be authorized for quotation by NASD members and, therefore, shareholders may encounter significantly more difficulty in disposing of their Shares. In addition, the number of Shares outstanding may not be sufficient to support a trading market, active or otherwise. Consequently, shareholders should expect a very limited public trading market for the Shares, if at all.

     Notwithstanding approval of the Reverse Stock Split Proposal, after the Effective Date the officers and directors of the Company will continue to owe fiduciary obligations to shareholders under New York law.

     Fairness. The Company and its Board of Directors reasonably believe that the Reverse Stock Split Proposal is fair to minority, unaffiliated shareholders. On June 21, 1999, the Company's Board of Directors unanimously approved the Reverse Stock Split Proposal. This approval was based on the recommendation by John B. Millet, Jr. and E. Donald McKenzie, Jr., appointed as a special committee of the Board of Directors for this purpose and given the plenary authority by the Board of Directors to approve or reject Company management's Reverse Stock Split Proposal. In approving the Reverse Stock Split Proposal, neither the Board of Directors nor the special committee engaged an appraiser to make an independent evaluation of the Reverse Stock Split Proposal nor did it employ the advice of an unaffiliated representative or separate legal counsel to act solely on behalf of the minority shareholders, or to represent the special committee either for the purpose of structuring the Reverse Stock Split Proposal, including a determination of the price to be paid for a fractional Share interest, or for the purpose of preparing a report concerning its fairness. The Board of Directors determined that the cost of retaining an appraiser, or unaffiliated representative, or even separate legal counsel, was not warranted in light of the considerable expense entailed in relation to the expected cash payments to be made pursuant to the Reverse Stock Split Proposal and in light of rights given to Dissenting Shareholders (see "RIGHTS OF DISSENTING SHAREHOLDERS").

     In determining that it believes that the price to be paid for a fractional Share interest created by the Reverse Stock Split Proposal is fair, the Board of Directors of the Company considered current and historical market prices, including the prices per Share paid by the Company in its 1997 reverse stock split (the "1997 Reverse Stock Split") ($.28125 per Share) and the price paid by Mr. Fritzsche and other affiliates of the Company in their acquisitions of Shares pursuant to the 1997 rights offering ($.22 per Share) made pursuant to a prospectus dated November 10, 1997 (the "Rights Offering"). The Board of Directors determined that the prices paid in the 1997 Reverse Stock Split and the Rights Offering were not controlling or even important due to a number of factors discussed herein.

     Alternatives. The Board of Directors of the Company and the special committee appointed to review and approve this matter have each determined that the Reverse Stock Split Proposal is the most direct and appropriate and least expensive method of reducing the number of the Company's shareholders to less than 300 and saving the Company the considerable expenses associated with public reporting without having a significant negative impact on the value of its Shares.

POSSIBLE WITHDRAWAL OF REVERSE STOCK SPLIT PROPOSAL.

     At its option, the Company may withdraw the Reverse Stock Split Proposal from consideration and voting at the Annual Meeting, or thereafter following an approving shareholder vote, if: (a) any legal action or proceeding concerning the Reverse Stock Split Proposal or, in the opinion of the Board of Directors of the Company, otherwise materially adversely affecting the Company, is instituted or threatened in any court or by or before any governmental agency; or (b) if the Board of Directors believes the best interests of the Company would be served by withdrawing or abandoning the proposal.

VERY LIMITED MARKET FOR SHARES.

     Because the Shares will cease to be authorized for quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or otherwise be eligible for over-the-counter trading following termination of registration under the Exchange Act, it is expected that approval of the Reverse Stock Split Proposal will reduce marketability of the Company's Shares. Although continuing shareholders of the Company may sell Shares in privately negotiated transactions, and although it is probable that an over-the-counter market may develop, shareholders may be dependent to a great extent upon the Company's willingness to purchase Shares. In addition, members of the Fritzsche Group or others may purchase Shares in the future. Neither the Company nor members of the Fritzsche Group has any present specific plan or proposal to make a tender offer or otherwise purchase additional Shares. Furthermore, it is unlikely that any person desiring to acquire control of the Company would be interested in acquiring small holdings of Shares and, therefore, any future opportunities for sale may be limited to persons with substantial holdings such as members of the Fritzsche Group. See "SPECIAL FACTORS - Effects of Reverse Stock Split."

RIGHTS OF DISSENTING SHAREHOLDERS.

     Shareholders who would have fractional Share interest as a result of the approval of the Reverse Stock Split Proposal and who object to the price of $.10 per Share to be paid for resulting fractional Share interest ("Dissenting Shareholders"), may dissent from the Reverse Stock Split Proposal and, if the Reverse Stock Split Proposal is approved, Dissenting Shareholders may seek to have the price paid for fractional Share interest determined in accordance with the procedures of Section 623 of the New York Business Corporation Law. The price so determined could be higher or lower than the price set forth in the Reverse Stock Split Proposal. See "Rights of Dissenting Shareholders."

FINANCIAL INFORMATION.

     Summary financial information is contained in the Company's 1999 Annual Report, which accompanies this Proxy Statement.

DISSENTERS' RIGHTS OF APPRAISAL

     Under applicable New York law, any stockholder of the Company entitled to receive the Reverse Stock Split Consideration is NOT entitled to demand the fair value of his Shares if the Reverse Stock Split Proposal is approved and becomes effective. Nevertheless, the Board of Directors of the Company has decided to afford stockholders of the Company whose Shares of the Company are converted into the right to receive cash and who timely object to such action ("Dissenting Shareholders") with statutory appraisal rights. Following is a summary of the applicable provisions of Section 623 of the New York Business Corporation Law, which describes the appraisal rights of dissenting stockholders. This summary should be read with the full text of Section 623, a copy of which is attached hereto as Appendix B. We urge any Company stockholder who intends to exercise his appraisal rights to review Appendix B carefully and to consult with legal counsel so as to assure strict compliance with its provisions.

A vote in favor of the Reverse Stock Split Proposal will constitute a waiver of your right to demand appraisal of your Company common stock.

     Who May Exercise Statutory Appraisal Rights. Holders of Company common stock who are entitled to receive cash upon the effectiveness of the Reverse Stock Split Proposal and who follow the procedures set forth in the law will be entitled to have their Company common stock appraised by a court and to receive payment in cash of the "fair value" of their Shares, together with a fair rate of interest, if any, as determined by the court. Company stockholders considering seeking appraisal rights in respect of their Shares should be aware that the fair value of the Shares under Section 623 could be more than, less than or equal to the Reverse Stock Split Consideration.

     Procedure for Exercising Statutory Appraisal Rights. A Company stockholder who wishes to exercise his appraisal rights must: (a) deliver to the Company prior to or at the annual meeting a written objection; and (b) not vote in favor of the Reverse Stock Split Proposal. A demand for appraisal should be executed by or on behalf of the holder of record, as such holder's name appears on the stock certificate. If the Company Shares in question are held in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity. If the Shares are owned of record by more than one person, the demand should be executed by or on behalf of all joint owners. All demands for appraisal must be made in writing and must be sent or delivered to the Company at 2111 Claridge Lane, Northbrook, Illinois 60062-8615, Attn.: President.

     Any holder of Company stock who has demanded an appraisal in compliance with Section 623 will not, from and after the Effective Time of the Reverse Stock Split Proposal, be entitled to vote the Shares subject to the demand for any purpose or be entitled to the payment of any future dividends or other distributions on the Company common stock.

     Within ten days after the Annual Meeting, the Company will be required to notify each stockholder who has complied with the provisions of Section 623, and who has not voted in favor of the Reverse Stock Split Proposal, of the approval of the Reverse Stock Split Proposal. Within 15 days after the Effective Time of the Reverse Stock Split Proposal, any stockholder who has complied with the requirements for exercise of statutory appraisal rights will be entitled to receive from the Company an offer setting forth what the Company considers to be the fair value for such Shares, the aggregate number of Shares of Company common stock not voted in favor of the Reverse Stock Split Proposal and with respect to which demands for appraisal have been received, and the aggregate number of holders of such Shares.

     Determination of Fair Value. The statute provides for a procedure for the Company and the dissenting stockholder to reach an agreement as to the Fair Value. Within a statutorily prescribed time period, the Company or any stockholder who has complied with the statutory requirements may file a petition in a court of proper jurisdiction demanding a determination of the fair value of the Company common stock. If a petition for appraisal is timely filed, stockholders entitled to appraisal rights may receive notice of the time and place of a hearing on the petition. After the hearing, the court will determine the stockholders entitled to statutory appraisal rights and the "fair value" of their EAC stock.

     Costs of Appraisal Action. The costs of an appraisal action may be determined by the court and taxed upon the parties as it deems consistent with the statement. The court may also order that all or a portion of the expenses incurred by any stockholder in connection with appraisal, including reasonable attorneys' fees and the fees and expenses of any experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the Company Shares entitled to appraisal.

     Loss of Appraisal Rights. If any stockholder who properly demands appraisal rights of his Company common stock under Section 623 fails to perfect, or effectively withdraws or loses, his right to appraisal, as provided under New York law, that stockholder's Shares will be converted into the right to receive the Reverse Stock Split Consideration. A stockholder will fail to perfect, or effectively lose, his appraisal rights if, among other things, no petition for appraisal is filed within the statutory time limit after the Effective Time or if the stockholder delivers to the Company a written withdrawal of his demand for appraisal and acceptance of the Reverse Stock Split Proposal.

                                 SPECIAL FACTORS
                                 ---------------

PURPOSE OF REVERSE STOCK SPLIT PROPOSAL.

     The Company continues to have a large number of small shareholders. As of December 31, 1998, the Company had approximately 425 shareholders of record in the 1 to 199 Share range. Such shareholder accounts represented holdings of about 45,000 Shares in total. As of August 31, 1999, the Company had a total of approximately 745 shareholders of record. Shareholders with 199 or fewer Shares constituted approximately 31% of the Company's shareholders (record and beneficial), but accounted for about 2% of the Shares outstanding.

     The Company is registered under the Exchange Act and, therefore, is required to file annual and other periodic reports and comply with the proxy rules of the Securities and Exchange Commission ("SEC") in the solicitation of proxies for annual and special meetings of shareholders. If the number of shareholders of record of a class of securities is reduced to less than 300, a certification of that fact may be filed with the SEC, registration of the securities may be terminated, and the issuer would no longer be subject to the proxy requirements of Section 12(g) of the Exchange Act. The purpose of the Reverse Stock Split Proposal is to reduce the number of shareholders of record to less than 300 so that the Company may terminate registration of the Shares under Section 12(g)(4) and terminate its reporting obligation under Section 15(d) of the Exchange Act and thereby reduce its operating costs associated with being a publicly reporting company.

     The Company believes that termination of registration of the Shares under
Section 12 (g)(4) of the Exchange Act and termination of the reporting requirements of Section 15(d) of the Exchange Act will result in significant savings in management time and out-of-pocket expenses. The Company has been publicly owned since the late 1960s. Compliance with the proxy solicitation and reporting requirements of the Exchange Act has entailed substantial management time and annual expense principally for legal, accounting and printing services in respect of soliciting proxies, filing reports with the SEC and furnishing detailed information to shareholders. Expenses directly or indirectly attributable to being a "public company" and compliance with the reporting requirements of the Exchange Act were approximately $80-100,000 for fiscal 1999.

EFFECTS OF REVERSE STOCK SPLIT.

     On the Effective Date it is expected that the number of shareholders will be reduced to fewer than 300 persons. The Company will file the appropriate certification with the SEC to terminate registration of the Shares under Section 12(g)(4) and 15(d) of the Exchange Act, which termination will become effective not more than 90 days after the Company files a certificate of termination. Thereafter, shareholders will no longer receive informational material such as the annual report and proxy materials in their present format. Also as of that date, no further periodic reports which would have been filed with the SEC will be filed and will not be available to shareholders. In addition, upon termination of registration the Company's principal shareholders, directors and officers will no longer be subject to certain insider reporting and trading rules under the Exchange Act. At this time the Company does not contemplate sending proxy solicitation material to holders of Shares in the future, although notices of any meetings of shareholders will be sent as required by the New

York Business Corporation Act. The Company does intend, however, to send shareholders the results of its operations and a statement of its financial condition at least once each year; these financial statements will either be audited or reviewed by the Company's accountants. The Company has no present plans to send shareholders interim reports on results of operations. Such interim reports are not required under applicable law or the By-laws of the Company.

     The Shares have been traded in the Over-The-Counter Market. Following the effective date of termination of registration under Section 12(g) (4) and 15(d) of the Exchange Act, the Shares will cease to be authorized for quotation by NASD members and, therefore, shareholders may encounter significantly more difficulty in disposing of their Shares. In addition, the number of Shares outstanding may not be sufficient to support a trading market, active or otherwise. Consequently, shareholders should expect a very limited public trading market for the Shares, if at all. Remaining shareholders who desire to sell their Shares may be dependent to a great extent upon the Company's willingness to purchase Shares. Neither the Company nor members of the Fritzsche Group has any present specific plan or proposal to make a tender offer or to purchase Shares in the future. Moreover, there is no intent to accomplish another Reverse Stock Split. Furthermore, it is unlikely that any person desiring to acquire control of the Company would be interested in acquiring small holdings of Shares and, therefore, any future opportunities for sale may be limited to persons with substantial holdings such as members of the Fritzsche Group.

     On the Effective Date, the Company estimates that Shares outstanding will be reduced by approximately 65,000 Shares after payment for all fractional Share interests. The effect on the holdings of the Fritzsche Group, assuming no shareholders round up, will be an increase from approximately 34% to approximately 35%. As noted, the Fritzsche Group intends to dispose of a sufficient number of Shares to keep its shareholder interest unchanged.

     The Shares are currently classified by the Federal Reserve Board as "OTC margin stock." As such, certain lenders, including banking institutions and brokers, are prohibited from making loans for the purpose of purchasing or carrying the Shares, if secured directly or indirectly by the Shares, in an amount in excess of 50% of the market value of such Shares. If registration of the Shares is terminated under Section 12(g) (4) and 15(d) of the Exchange Act, the Shares would be eligible for removal from the Federal Reserve Board's OTC margin list.

     Notwithstanding approval of the Reverse Stock Split Proposal, after the Effective Date the officers and directors of the Company will continue to owe fiduciary obligations to shareholders under New York law.

FAIRNESS.

     The Company and its Board of Directors reasonably believe that the Reverse Stock Split Proposal is fair to minority, unaffiliated shareholders. On June 21, 1999, the Company's Board of Directors unanimously approved the Reverse Stock Split Proposal. This approval was based on the recommendation by John B. Millet, Jr. and E. Donald McKenzie, Jr., appointed as a special committee of the Board of Directors for this purpose and given the plenary authority by the Board of Directors to approve or reject Company management's Reverse Stock Split Proposal. In approving the Reverse Stock Split Proposal, neither the Board of Directors nor the special committee engaged an appraiser to make an independent evaluation of the Reverse Stock Split Proposal nor did it employ the advice of an unaffiliated representative or separate legal counsel to act solely on behalf of the minority shareholders, or to represent the special committee either for the purpose of structuring the Reverse Stock Split Proposal, including a determination of the price to be paid for a fractional Share interest, or for the purpose of preparing a report concerning its fairness. The Board of Directors determined that the cost of retaining an appraiser, or unaffiliated representative, or even separate legal counsel, was not warranted in light of the considerable expense entailed in relation to the expected cash payments to be made pursuant to the Reverse Stock Split Proposal and in light of rights given to Dissenting Shareholders (see "RIGHTS OF DISSENTING SHAREHOLDERS"). Under New York law shareholders are not entitled to dissenters' rights with respect to the Reverse Stock Split Proposal. The Board of Directors has determined to give such rights to stockholders whose Shares will be purchased under the proposal.

     In determining that it believes that the price to be paid for a fractional Share interest created by the Reverse Stock Split Proposal is fair, the Board of Directors of the Company considered current and historical market prices, including the prices per Share paid by the Company in its 1997 reverse stock split (the "1997 Reverse Stock Split") ($.28125 per Share) and the price paid by Mr. Fritzsche and other affiliates of the Company in their acquisitions of Shares pursuant to the 1997 rights offering ($.22 per Share) made pursuant to a prospectus dated November 10, 1997 (the "Rights Offering"). Since January, 1997, members of the Fritzsche Group have made acquisitions of an aggregate of approximately 508,000 Shares at an average price of $.22 per Share. In February, 1998 members of the Fritzsche Group paid $.22 per share for approximately 505,000 Shares in the Company and Messrs. Millet and McKenzie bought 23,275 Shares and 500 Shares respectively in the Rights Offering.

     On December 29, 1997, the Company purchase approximately 29,000 Shares from shareholders owning less than 100 Shares at $.28125 per Share, net to seller, by virtue of a reverse stock split with respect to its "odd-lot holders" owning 100 Shares or less (the "1997 Reverse Stock Split"). The total number of Shares redeemed by the Company in accordance with the terms and conditions of the 1997 Reverse Stock Split was approximately 1% of Shares then outstanding. The funds used by the Company to purchase Shares pursuant to the 1997 Reverse Stock Split were corporate funds.

     The recent market prices of the Company's Shares have, for the most part, been below the price per Share to be paid for a fractional Share interest which will be created by the Reverse Stock Split Proposal. Also, there has been very sporadic trading, with trading occurring in some weeks on only one day. See "ADDITIONAL FACTORS TO BE CONSIDERED - Stock Price Range." Shareholders' tangible equity per Share of $.18 as of December 31, 1998 was also considered. The price per Share to be paid for a fractional Share interest which will be created by the Reverse Stock Split Proposal is below shareholders' equity per Share. Going concern value and liquidation value were not given substantial consideration by the Board of Directors in determining the fairness of the price per Share to be paid for a fractional Share interest which will be created by the Reverse Stock Split Proposal because the Company has received no offers, firm or otherwise, for the purchase of the Company as a whole within the past several years and does not presently intend to sell, and because of the small number of Shares (less than _____ Shares in total) involved for each shareholder receiving cash for a fractional Share interest.

     The Board of Directors as a whole and the Committee do not believe that the prices paid for the purchase of Shares in the 1997 Reverse Stock Split and sale of Shares in the 1997 Rights Offering are of continuing relevance due to the following considerations:

(a) The Company has continued to lose money since the 1997 Rights Offering and 1997 Reverse Stock Split and will likely lose money in fiscal year 2000.

(b) The Company has sold two (2) separate businesses since 1997, both of which were losing money and had been unable to acquire, or develop, additional businesses with profit-making potential.

(c) The future prospects for the Flexible Printed Products Operation, the Company's sole remaining operating business, are not positive with intense price competition occurring for its major customers.

(d) The market value of the Company's Shares has dropped significantly since 1997 and trading in its Shares is very sporadic.

     For these reasons, the Board of Directors believes that a substantial diminution in the value of the Company's Shares has occurred since 1997.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REVERSE STOCK SPLIT PROPOSAL AND INTENDS TO VOTE FOR THE PROPOSAL.

ALTERNATIVES.

     The Board of Directors of the Company and the special committee appointed to review and approve this matter have each determined that the Reverse Stock Split Proposal is the most direct and appropriate and least expensive method of reducing the number of the Company's shareholders to less than 300. The Company intends to continue its operations for the indefinite future and has no present plans to merge or consolidate with, or sell its assets to, another company or person. The alternative of a cash merger with a subsidiary created by the Company for that purpose was considered and rejected by the Board of Directors because substantially greater funds would have been required to pay for the entire minority interest in the Company. A cash tender offer to holders of fewer than 200 Shares was rejected because there could be no assurance that a sufficient number of Shares would be tendered to reduce the number of shareholders to fewer than 300.

                              INDEPENDENT AUDITORS

     The Board of Directors reviews the selection of independent auditors subsequent to the Annual Meeting of Shareholders. The firm of Lazar, Levine & Company was EAC's independent auditor for the fiscal year ended January 31, 1999.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the meeting and does not know of any other matters which are expected to be brought before it. However, if any other matters do come before the meeting, the persons named in the enclosed proxy will vote in accordance with their proper judgment.

     In addition to solicitation of proxies by mail, directors or employee (who may be officers of the Company) may solicit proxies in person and by telephone. The Company is requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of Shares held of record by such persons. The cost of soliciting proxies shall be borne by the Company, but any director or employee of the Company who solicits proxies will not receive any additional compensation therefore.

     If the Reverse Stock Split Proposal is adopted, the Company anticipates that it will seek to be relieved from its SEC reporting obligations as soon as practicable and will not solicit proxies for future annual meetings in compliance with SEC regulations. If the proposal is defeated and the Company remains subject to SEC proxy regulation, Shareholder proposals for the 2000 Annual Meeting of Shareholders of EAC must be received by the office of EAC Industries, Inc. ____________________________, no later than __________ ___,
2000 for inclusion in the Proxy Statement for the 2000 Annual Meeting of Shareholders.

                       By Order of the Board of Directors



                               PETER B. FRITZSCHE
                          Chairman of the Board and CEO

                                                                      APPENDIX 1

                    EAC INDUSTRIES, INC. 1999 ANNUAL MEETING

     The undersigned hereby appoints Peter B. Fritzsche, P. Bartley Fritzsche,
E. Donald McKenzie, Jr. and John B. Millet, Jr., and each of them, as proxies of the undersigned, and each with full power of substitution, to vote all shares eligible to be voted by the undersigned at the Annual Meeting of the Stockholders of EAC Industries, Inc. to be held at Suite 2600, 222 North LaSalle, Chicago, Illinois 60601 on __________, 1999 at 8:30 a.m. (local time) or any adjournment or postponement thereof, with respect to the matters set forth below and such other business as may properly come before the meeting, with the same force and effect as the undersigned might or could do if personally present thereat.

Shares represented by this proxy, when returned properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made as to a proposal, this proxy will be voted FOR the proposal.

The proxies are instructed to vote with respect to the proposals as follows:


1.  ELECTION OF
    DIRECTORS     [ ]   FOR all nominees listed    [ ]  WITHHOLD AUTHORITY
                        below (except as marked to      to vote for all nominees
                        the contrary below)             listed below

     Peter B. Fritzsche, P. Bartley Fritzsche, E. Donald McKenzie, Jr. and John
B. Millet, Jr.

     INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                    INDICATE SUCH NOMINEE'S NAME ON THE LINE BELOW:

                    ------------------------------------------------------------

2.  STOCK
    RECLASSIFICATION    [ ]   FOR    [ ]    AGAINST     [ ]    ABSTAIN

     To amend the Company's Restated Certificate of Incorporation to effect a 1 for 200 share reverse stock split of the Common Stock and to pay cash in lieu of fractional shares on the basis of $.10 per share to those stockholders owing 199 shares or less and to immediately thereafter reclassify resulting whole or partial shares on a 200 for 1 basis.

     3. In their discretion, the proxies are authorized to consider and vote upon such other business that may properly come before the meeting or any adjournment or postponement thereof.

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by its President or other authorized officer. If a partnership or like entity, please sign in partnership name by an authorized person.



--------------------------------------     -------------------------------------
Signature                                  Signature if held jointly

Dated:__________________, 199___


Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

                                                                      APPENDIX 2

                                    ANNEX __

                        NEW YORK BUSINESS CORPORATION LAW

     SECTION 623. PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR SHARES. (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

     (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

     (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election stating his name and residence, address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of Section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

     (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

     (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and an other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the proposed corporate action is abandoned or rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

     (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

     (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety-day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve-month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

     (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any assenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

          (l) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

          (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty-day period. If such proceeding is not instituted within such thirty-day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

          (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

          (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares, whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice laws and rules.

          (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

          (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate act was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporation offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

          (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. Such expenses shall include reasonable compensation for and the reasonable expenses of the appraiser, but shall exclude the fees and expenses of counsel for and experts employed by any party unless the court, in its discretion, awards such fees and expenses. In exercising such discretion, the court shall consider the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; and (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause
(A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

          (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

     (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

     (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

          (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

          (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

          (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

     (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

     (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

     (m) This section shall not apply to foreign corporations except as provided in subparagraph (e), (2) of section 907 (Merger or consolidation of domestic and foreign corporations). (Amended by L. 1965, Ch. 803; L. 1982, Ch. 202, Sections 3-9, Ex. Sess., Ch. 928, Sections 38-40; L. 1986, Ch 117, Section 3.)

                                                                       EXHIBIT B

                              EAC INDUSTRIES, INC.

                               2111 CLARIDGE LANE

                            NORTHBROOK, IL 60062-8615

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement, which is being mailed to shareholders on or about November ___, 1999 is furnished in connection with the solicitation of proxies by the Board of Directors of EAC Industries, Inc., a New York corporation ("EAC" or the "Company"), to be used at the 1999 Annual Meeting of Shareholders of the Company to be held at the time and place and for the purposes specified in the enclosed Notice.

     You are requested to complete, date and sign the accompanying proxy and return it promptly to the Company in the enclosed envelope. Proxies duly executed and received in time for the meeting will be voted at the meeting in accordance with the instructions thereof. Such proxies may, nevertheless, be revoked at any time prior to the voting thereof.

     Two important matters will be brought before the Annual Meeting for shareholder consideration: a reverse stock split which, if adopted, will result in the Company ceasing to be a reporting company to the Securities and Exchange Commission, and the election of directors. As discussed herein, the Board of Directors has recommended the reverse stock split proposal to the shareholders for adoption. The Board of Directors may be deemed to have a conflict of interest in this regard because they devised and priced the proposal. Under the proposal, holders of 199 shares or fewer will have their shares converted into the right to receive $.10 per share. As of July 31, 1999 the Company had a book value of approximately $.30 per share and available cash resources of $.21 per share. Adoption of the proposal will require a vote of a majority of the outstanding shares. See Proposal No. 1 below.

     The Board of Directors has fixed the close of business on November ___, 1999 as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The transfer books of the Company will not be closed; rather, only shareholders of record as of November ___, 1999 will be entitled to vote at the Annual Meeting. As of November ___, 1999, there were 2,885,521 shares of common stock outstanding, the holders of which are entitled to one vote per share on all matters presented at the meeting. Directors are elected by a plurality of votes cast. Under the law of New York, EAC's state of incorporation, "votes cast" at a meeting of stockholders by the holders of Shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes, and withheld votes will not be considered "votes cast" based on EAC's understanding of state law requirements. To the best knowledge of the Company, there is one shareholder owning more than 5% of the Company's Common Stock. See "Principal Holders of Securities."

                              EAC INDUSTRIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               DECEMBER ___, 1999

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of EAC INDUSTRIES, INC., a New York corporation (the "Company"), will be held at the office of Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, 26th Floor, Chicago, IL 60603 on December ___, 1999 at 8:30 a.m., local time, for the following purposes:

          1. To amend the Company's Restated Certificate of Incorporation to effect a 1 for 200 share reverse stock split of the Common Stock and to pay cash in lieu of fractional Shares in the amount of $.10 per share and immediately thereafter to reclassify such resulting whole, or partial, Shares on a 200 for 1 basis.

          2.   To elect four (4) Directors.

          3. To transact such other business as may properly come before said Annual Meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on November ___, 1999 as the record date for the determination of shareholders who are entitled to notice of, and to vote at, the meeting or any adjournments thereof. The transfer books of the Company will not be closed.

                       By Order of the Board of Directors


                               PETER B. FRITZSCHE
                          Chairman of the Board and CEO


November ___, 1999

     Proxies in the accompanying form, which are properly executed, marked, duly returned and not revoked, will be voted as directed. Unless otherwise indicated, such proxies will be voted in favor of the election of the four nominees for directors of EAC whose names appear below and for Proposal No. 1, the Reverse Stock Split. Directors of EAC are to be elected at its Annual Meeting to hold office until the next Annual Meeting of Shareholders and until the election of their respective successors.

                                 PROPOSAL NO. 1
                                 --------------

       PROPOSAL TO AMEND THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE HOLDERS OF 199 SHARES OR FEWER BY EFFECTING A
  REVERSE STOCK SPLIT OF THE COMMON STOCK AND A SUBSEQUENT FORWARD STOCK SPLIT
    OF THE COMMON STOCK AND BY PAYING FRACTIONAL SHARES AT THE RATE OF $.10
                                   PER SHARE

     The Proposal. The Board of Directors has approved, and has directed that the same be presented for shareholder approval at the Annual Meeting, a proposal to amend the Company's Amended and Restated Certificate of Incorporation (the "Reverse Stock Split Amendment") to (a) effect a 200 to 1 reverse stock split (the "Reverse Stock Split") of the Company's Common Stock, $.10 par value, through a reclassification of the Common Stock pursuant to which each 200 Shares of Common Stock outstanding as of the close of business on the effective date of the amendment would be reclassified into one (1) new share of Common Stock, $.10 par value, and (b) authorize an immediately subsequent reclassification with a forward split of the new Common Stock (the "Forward Stock Split") pursuant to which each holder of the reclassified Common Stock at such moment would receive 199 additional Shares (or a proportionately appropriate smaller number for holding not divisible by 200) of reclassified Common Stock for each one (1) share of reclassified Common Stock held as of such moment. No fractional Shares would be issued pursuant to the reclassification and certain holders who would otherwise be entitled to receive a fractional share in the Reverse Stock Split will receive cash at the rate of $.10 per share in lieu of their fractional share interests. At the date hereof, the bid and asked prices for the Common Stock were $____ and $____, respectively. As of such date, the book value per share and available cash per share were approximately $_____ and $_____ respectively. If the holders hold less than 199 Shares, their holdings are to be converted into the right to receive cash; if their holdings are 200 Shares or more, any fractional Shares otherwise due would be temporarily established on the books of the Company. The Reverse Stock Split and the Forward Stock Split are herein referred to collectively as the "Reverse Stock Split Proposal." The effect of the Reverse Stock Split Proposal is that all holders of 200 Shares of Common Stock or more would have NO change in their stock holdings; holders of less than 200 Shares ("fraction holders") would only be entitled to cash in lieu of fractional Shares.

     Background of the Proposal. At its meeting following the 1999 Annual Meeting of Shareholders held on December ___, 1999, the Board of Directors considered the deteriorating results of operation and future prospects of the Company. It was determined at that meeting that the Goodren Products subsidiary would be sold to its management. Goodren had been experiencing lower sales and profitability under the Company's ownership in recent years. The Board of Directors also concluded that, if the sale of Goodren could be accomplished, leaving only the Flexible Printed Products subsidiary as an operating entity, the Company's existing operating and administrative overhead, particularly related to its SEC reporting obligations, no longer could be sustained.

     The Board of Directors then began an examination of a possible liquidation of the Company at its December meeting, but concluded that such an initiative was not feasible, given the relatively high expense of maintaining EAC as "liquidating entity" until all of the various contingent liabilities related to its former businesses were resolved. A representative of Vedder Price Kaufman & Kammholz, the Company's outside legal counsel, was present at the meeting, and he advised the Board on the expenses and feasibility of liquidating a public company such as EAC. Peter Fritzsche, as the Company's largest shareholder, was not interested in a liquidation of the Company that would not produce an obvious benefit for the shareholders as a whole.

     Several board members inquired about the feasibility of "going private" or eliminating the Company's SEC reporting obligation. With the Company in the process of selling its money - losing operations, overall sales volume had been reduced by approximately 75% over the prior three years, and with profitably from operations still not being reasonably foreseeable, the Board believed that a return to profitability and positive cash flow required strong action. The Board asked Mr. Fritzsche to investigate a "going private" transaction and report back to the Board.

     The Board next met on January 29 by telephone to discuss the pending sale of Goodren Products and discussed in general terms the feasibility of a "going private" transaction but no specific proposals were discussed.

     The Board of Directors met in Chicago on May 5 and during the meeting Mr. Fritzsche again introduced the issues of reduction of corporate overhead and the possibility of a "going private" transaction. A representative of Vedder Price discussed the techniques and legalities of a "going private" transaction with the Board and advised that, given the state of the Company's current operations and prospects, action to deregister under the 1934 Act was advisable. The Board of Directors determined that John B. Millet, Jr. and E. Donald McKenzie, Jr., the two directors who were not affiliated with the Fritzsche Group (as defined below), would act as a Special Committee to review any proposal to be submitted to the shareholders. The Committee was given "plenary authority" over the issue. If the Special Committee did not approve the strategic initiative, the Board as a whole agreed not to approve it. However, Peter B. Fritzsche and P. Bartley Fritzsche, both directors of the Company, were not to be legally bound to vote for such proposal as stockholders, which factor the Special Committee took into consideration in its deliberations. As noted below, the Fritzsche Group owns approximately ___% of the shares.

     The Special Committee asked Peter Fritzsche to examine the feasibility of a purchase of all Company shares held by the non-affiliated stockholders, either by merger or reverse stock split, or, in the alternative, a cash purchase of just enough shares to reduce the number of shareholders below the SEC reporting threshold.

     Mr. Fritzsche reported back to the Special Committee informally in subsequent weeks on his concerns that a complete purchase of the shares held by unaffiliated stockholders would be too risky in terms of the need to conserve the Company's cash resources and, due to the requirements of the

Company's governing corporate charter, which would require an 80% approving vote of the shareholders in such instance, and which was very unlikely to be obtained based on the shareholders' historic voting patterns.

     On June 14, Mr. Fritzsche submitted a formal written proposal recommending the Reverse Stock Split Proposal for the Special Committee's consideration, and provided the Special Committee with relevant financial and other information concerning the proposal. The Board of Directors met on June 24, 1999 and the Special Committee reported that they had examined the proposal in detail. A representative from Vedder Price participated in the meeting and the Special Committee and the Board of Directors again examined the proposal in detail and the Special Committee agreed to the proposal, and the Board of Directors unanimously approved it.

     Purpose of the Proposal. The purpose of the Reverse Stock Split Proposal is to reduce the number of shareholders of record of the Company below 300 thereby enabling the Company to terminate registration of the Shares under, and be relieved of the periodic reporting, proxy solicitation and other information requirements of, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as well as the expenses associated with such reporting requirements. As of August 31, 1999, the Company had approximately 425 shareholder accounts of record in the 1 to 199 Share range aggregating ____ Shares. Based on approximately 1,350 shareholder accounts overall and 2,285,521 Shares outstanding, shareholders with 199 or fewer Shares constituted approximately 31% of the Company's shareholders and approximately 55% of its shareholders of record, but accounted for about 2% of the Shares outstanding. Expenses directly and indirectly attributable to reporting requirements of the Exchange Act were approximately $80-100,000 in fiscal 1999, which is approximately $.04 per share. See "SPECIAL FACTORS - Purpose of Reverse Stock Split Proposal."

     Upon termination of registration under the Exchange Act, the Shares will cease to be authorized for quotation on NASDAQ and shareholders should expect a very limited public market for their Shares as a result. The Company estimates the Shares outstanding will be reduced by approximately 65,000 Shares after payment for fractional Share interests, assuming no shareholders round up (i.e. purchase additional shares to reach 200 in total so as to avoid having their shares converted to cash). The effect of the Reverse Stock Split Proposal will not increase the holdings of Peter B. Fritzsche and members of his immediate family (Ruth Fritzsche, Bartley Fritzsche, Kathleen Fritzsche and David Fritzsche, collectively the "Fritzsche Group"). Mr. Fritzsche and the other members of the Fritzsche Group have informed the Company of their intention to dispose of the Shares representing the increase in their percentage ownership if the Reverse Stock Split Proposal is adopted. By doing so, they will eliminate the need for a "super majority vote" or 80% vote of the shareholders on the Reverse Stock Split Proposal, as would have been required pursuant to the Company's Amended and Restated Certificate of Incorporation.

     The Shares will be eligible for removal from the Federal Reserve Board's OTC margin list upon termination of registration under the Exchange Act. As noted above, the Company believes termination of registration under the Exchange Act will result in savings in management time and out-of-pocket expenses. See "SPECIAL FACTORS - Effects of Reverse Stock Split."

     Although the Board did not retain an appraiser, an unaffiliated representative or separate legal counsel to evaluate the Reverse Stock Split Proposal or the price to be paid for fractional Share interests, the price to be paid for fractional New Share interests was determined after considering a number of factors, including the price per Share paid by the Company and affiliates of the Company for acquisition of Shares in various transactions since 1997, including acquisitions pursuant to a reverse stock split made in November, 1997, as well as recent market prices of the Company's Shares and shareholders' equity and available cash resources per Share, and other factors. See "SPECIAL FACTORS - Fairness."

     Federal Income Tax Consequences of the Proposal. Fractional holders who receive cash for all of their Shares under the Reverse Stock Split Proposal will recognize a capital gain or loss, depending on the tax basis of the Shares, provided the Shares were held as capital assets.

     Vote Required; Vote of Principal Shareholders. In order to effect the Reverse Stock Split Proposal, the Company's Amended and Restated Articles of Incorporation must be amended, which requires the approval of a majority of the outstanding Shares. Members of the Fritzsche Group own, in the aggregate, 34% of the Company's outstanding Shares, and other members of the board of Directors own 46,575 Shares (2%) and the Company is advised that all such Shares will be voted in favor of the Reverse Stock Split Proposal. Approval of a majority of unaffiliated shareholders is not required or being sought.

     Certain Provisions of EAC's Charter and the New York Corporate Law. Certain provisions of the Restated Certificate of Incorporation and New York law may delay, deter or prevent a stockholder or group of stockholders from taking corporate action or gaining control of the Company. For example, Article Thirteen of the Company's Restated Certificate of Incorporation imposes certain voting and other requirements on certain mergers and other combinations (including a reverse stock split) involving certain affiliated parties of the Company. Section 912 of the New York Corporation Law imposes essentially the same limitations on such transactions. The Reverse Stock Split Proposal is not subject to such charter and statutory voting and other requirements because of the Fritzsche Group intended disposition of shares as discussed herein.

     Financial Information. Summary financial information is contained in the Company's 1999 Annual Report, which accompanies this Proxy Statement.

     Dissenters' Rights of Appraisal. Under applicable New York law, any stockholder of the Company entitled to receive the Reverse Stock Split Consideration is NOT entitled to demand the fair value of his Shares if the Reverse Stock Split Proposal is approved and becomes effective. Nevertheless, the Board of Directors of the Company has decided to afford stockholders of the Company whose Shares of the Company are converted into the right to receive cash and who timely object to such action ("Dissenting Shareholders") with statutory appraisal rights. Following is a summary of the applicable provisions of Section 623 of the New York Business Corporation Law, which describes the appraisal rights of dissenting stockholders. This summary should be read with the full text of Section 623, a copy of which is attached hereto as Appendix B. We urge any Company stockholder who intends to exercise his appraisal rights to review Appendix B carefully and to consult with legal counsel so as to assure strict compliance with its provisions.

A vote in favor of the Reverse Stock Split Proposal will constitute a waiver of your right to demand appraisal of your Company common stock.

     Who May Exercise Statutory Appraisal Rights. Holders of Company common stock who are entitled to receive cash upon the effectiveness of the Reverse Stock Split Proposal and who follow the procedures set forth in the law will be entitled to have their Company common stock appraised by a court and to receive payment in cash of the "fair value" of their Shares, together with a fair rate of interest, if any, as determined by the court. Company stockholders considering seeking appraisal rights in respect of their Shares should be aware that the fair value of the Shares under Section 623 could be more than, less than or equal to the Reverse Stock Split Consideration.

     Procedure for Exercising Statutory Appraisal Rights. A Company stockholder who wishes to exercise his appraisal rights must: (a) deliver to the Company prior to or at the annual meeting a written objection; and (b) not vote in favor of the Reverse Stock Split Proposal. A demand for appraisal should be executed by or on behalf of the holder of record, as such holder's name appears on the stock certificate. If the Company Shares in question are held in a fiduciary or representative capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity. If the Shares are owned of record by more than one person, the demand should be executed by or on behalf of all joint owners. All demands for appraisal must be made in writing and must be sent or delivered to the Company at 2111 Claridge Lane, Northbrook, Illinois 60062-8615, Attn.: President.

     Any holder of Company stock who has demanded an appraisal in compliance with Section 623 will not, from and after the Effective Time of the Reverse Stock Split Proposal, be entitled to vote the Shares subject to the demand for any purpose or be entitled to the payment of any future dividends or other distributions on the Company common stock.

     Within ten days after the Annual Meeting, the Company will be required to notify each stockholder who has complied with the provisions of Section 623, and who has not voted in favor of the Reverse Stock Split Proposal, of the approval of the Reverse Stock Split Proposal. Within 15 days after the Effective Time of the Reverse Stock Split Proposal, any stockholder who has complied with the requirements for exercise of statutory appraisal rights will be entitled to receive from the Company an offer setting forth what the Company considers to be the fair value for such Shares (the Board of Directors has determined that such currently is $.10 per share), the aggregate number of Shares of Company common stock not voted in favor of the Reverse Stock Split Proposal and with respect to which demands for appraisal have been received, and the aggregate number of holders of such Shares.

     Determination of Fair Value. The statute provides for a procedure for the Company and the dissenting stockholder to reach an agreement as to the Fair Value. Within a statutorily prescribed time period, the Company or any stockholder who has complied with the statutory requirements may file a petition in a court of proper jurisdiction demanding a determination of the fair value of the Company common stock. If a petition for appraisal is timely filed, stockholders entitled to appraisal rights may receive notice of the time and place of a hearing on the petition. After the hearing, the court will determine the stockholders entitled to statutory appraisal rights and the "fair value" of their EAC stock.

     Costs of Appraisal Action. The costs of an appraisal action may be determined by the court and taxed upon the parties as it deems consistent with the statement. The court may also order that all or a portion of the expenses incurred by any stockholder in connection with appraisal, including reasonable attorneys' fees and the fees and expenses of any experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the Company Shares entitled to appraisal.

     Loss of Appraisal Rights. If any stockholder who properly demands appraisal rights of his Company common stock under Section 623 fails to perfect, or effectively withdraws or loses, his right to appraisal, as provided under New York law, that stockholder's Shares will be converted into the right to receive the Reverse Stock Split Consideration. A stockholder will fail to perfect, or effectively lose, his appraisal rights if, among other things, no petition for appraisal is filed within the statutory time limit after the Effective Time or if the stockholder delivers to the Company a written withdrawal of his demand for appraisal and acceptance of the Reverse Stock Split Proposal.

                                 SPECIAL FACTORS
                                 ---------------

PURPOSE OF REVERSE STOCK SPLIT PROPOSAL.

     The Company has a large number of small shareholders, those holding fewer than 200 shares. As of August 31, 1999, the Company had approximately 425 shareholders of record in the 1 to 199 Share range. Such shareholder accounts represented holdings of about 45,000 Shares in total. As of August 31, 1999, the Company had a total of approximately 760 shareholders of record. Shareholders with 199 or fewer Shares constituted approximately 31% of the Company's shareholders (record and beneficial), but accounted for about 2% of the Shares outstanding.

     As noted above, the Fritzsche Group (Peter B. Fritzsche, his wife Ruth and three of their adult children, Bartley, Kathleen and David) intend to dispose of a sufficient number of their shares so that the Reverse Stock Split Proposal will not cause their proportionate holding in EAC to increase. There are no specific plans at this date on how such disposition would be accomplished.

     The Company is registered under the Securities and Exchange Act of 1934 and, therefore, is required to file annual and other periodic reports and comply with the proxy rules of the Securities and Exchange Commission ("SEC") in the solicitation of proxies for annual and special meetings of shareholders. If the number of shareholders of record of a class of securities is reduced to less than 300, a certification of that fact may be filed with the SEC, registration of the securities may be terminated, and the issuer would no longer be subject to the proxy requirements of Section 12(g) of the Exchange Act. The purpose of the Reverse Stock Split Proposal is to reduce the number of shareholders of record to less than 300 so that the Company may terminate registration of the Shares under Section 12(g) (4) and terminate its reporting obligation under
Section 15(d) of the Exchange Act and thereby reduce its operating costs associated with being a publicly-reporting company.

     The Company believes that termination of registration of the Shares under
Section 12 (g) (4) of the Exchange Act and termination of the reporting requirements of Section 15(d) of the Exchange Act will result in significant savings in management time and out-of-pocket expenses. The Company has been publicly owned since the late 1960's. Compliance with the proxy solicitation and reporting requirements of the Exchange Act has entailed substantial management time and annual expense principally for legal, accounting and printing services in respect of soliciting proxies, filing reports with the SEC and furnishing detailed information to shareholders. Expenses directly or indirectly attributable to being a "public company" and compliance with the reporting requirements of the Exchange Act were approximately $80-100,000 for fiscal 1999.

EFFECTS OF REVERSE STOCK SPLIT.

     On the Effective Date it is expected that the number of shareholders will be reduced to fewer than 300 persons. The Company will file the appropriate certification with the SEC to terminate registration of the Shares under Section 12(g)(4) and 15(d) of the Exchange Act, which termination will become effective not more than 90 days after the Company files a certificate of termination. Thereafter, shareholders will no longer receive informational material such as the annual report and proxy materials in their present format. Also as of that date, no further periodic reports which would have been filed with the SEC will be filed and will not be available to shareholders. In addition, upon termination of registration the Company's principal shareholders, directors and officers will no longer be subject to certain insider reporting and trading rules under the Exchange Act. At this time the Company does not contemplate sending proxy solicitation material to holders of Shares in the future, although notices of any meetings of shareholders will be sent as required by the New York Business Corporation Act. The Company does intend, however, to send shareholders the results of its operations and a statement of its financial condition at least once each year; these financial statements will be audited by the Company's accountants but the Company will not be legally committed to disseminating audited financial statements in future years. The Company has no present plans to send shareholders interim reports on results of operations. Such interim reports are not required under applicable law or the By-laws of the Company.

     The Shares have been traded in the Over-The-Counter Market. Following the effective date of termination of registration under Section 12(g) (4) and 15(d) of the Exchange Act, the Shares will cease to be authorized for quotation by NASD members and, therefore, shareholders may encounter significantly more difficulty in disposing of their Shares. One possible effect of not being authorized for quotation by NASD members is a reduction in the value of the shares due to further loss of liquidity, loss of market makers and loss of news coverage. In addition, the number of Shares outstanding may not be sufficient to support a trading market, active or otherwise. Consequently, shareholders should expect a very limited public trading market for the Shares, if at all. Remaining shareholders who desire to sell their Shares may be dependent to a great extent upon the Company's willingness to purchase Shares. Neither the Company nor members of the Fritzsche Group has any present specific plan or proposal to make a tender offer or to purchase Shares in the future. Moreover, there is no intent to accomplish another Reverse Stock Split. Furthermore, it is unlikely that any person desiring to acquire control of the Company would be interested in acquiring small holdings of Shares and, therefore, any future opportunities for sale may be limited to persons with substantial holdings such as members of the Fritzsche Group.

     On the Effective Date, the Company estimates that Shares outstanding will be reduced by approximately 65,000 Shares after payment for all fractional Share interests. The effect on the holdings of the Fritzsche Group, assuming no shareholders round up, will be an increase from approximately 34% to approximately 35%. As noted, the Fritzsche Group intends to dispose of a sufficient number of Shares to keep its shareholder interest unchanged.

     The Shares are currently classified by the Federal Reserve Board as "OTC margin stock." As such, certain lenders, including banking institutions and brokers, are prohibited from making loans for the purpose of purchasing or carrying the Shares, if secured directly or indirectly by the Shares, in an amount in excess of 50% of the market value of such Shares. If registration of the Shares is terminated under Section 12(g) (4) and 15(d) of the Exchange Act, the Shares would be eligible for removal from the Federal Reserve Board's OTC margin list. Such removal should have no practical effect because brokers typically will not lend on shares with a stock price as low as the Company's. Nevertheless, removal from the margin list will not improve the market for EAC's shares.

     Notwithstanding approval of the Reverse Stock Split Proposal, after the Effective Date the officers and directors of the Company will continue to owe fiduciary obligations to shareholders under New York law.

FAIRNESS.

     The Company and its Board of Directors reasonably believe that the Reverse Stock Split Proposal is fair to all unaffiliated shareholders of the Company. See "Background of the Reverse Stock Split Proposal" above. On June 21, 1999, the Company's Board of Directors unanimously approved the Reverse Stock Split Proposal. This approval was based on the recommendation by John B. Millet, Jr. and E. Donald McKenzie, Jr., appointed as a Special Committee of the Board of Directors for this purpose and given the plenary authority by the Board of Directors to approve or reject Company management's Reverse Stock Split Proposal. In approving the Reverse Stock Split Proposal, neither the Board of Directors nor the special committee engaged an appraiser to make an independent evaluation of the Reverse Stock Split Proposal nor did it employ the advice of an unaffiliated representative or separate legal counsel to act solely on behalf of the minority shareholders, or to represent the special committee either for the purpose of structuring the Reverse Stock Split Proposal, including a determination of the price to be paid for a fractional Share interest, or for the purpose of preparing a report concerning its fairness. The Board of Directors determined that the cost of retaining an appraiser, or unaffiliated representative, or even separate legal counsel, was not warranted in light of the considerable expense entailed in relation to the expected cash payments to be made pursuant to the Reverse Stock Split Proposal and in light of rights given to Dissenting Shareholders (see "RIGHTS OF DISSENTING SHAREHOLDERS"). Under New York law shareholders are not entitled to dissenters rights with respect to the Reverse Stock Split Proposal. The Board of Directors has determined to give such rights to stockholders whose Shares will be purchased under the proposal. The Board believes this grant supports its assertion that the price is fair and the process for resolving any dispute over the issue is fundamentally fair.

     Factors Tending to Support Fairness. As noted above, the Board of Directors has unanimously concluded that the terms of the Reverse Stock Split Proposal are fair to non-affiliated stockholders. The Company's current stock price ($.05 per share) on July 31, 1999 and $.03 per share today were deemed relevant and the Company's vital need to reduce operating expenses and to conserve its cash resources until it, hopefully, resumes profitable operations were deemed very compelling in terms of the overall assessment of fairness. The elimination of operating expenses relating to the Company being an SEC registrant, on an annual basis, of approximately $.04 per share was viewed as very important, particularly in terms of the Company's on-going viability.

     Factors Tending Not to Support Fairness. In determining that it believes that the price to be paid for a fractional Share interest created by the Reverse Stock Split Proposal is fair, the Board of Directors of the Company considered current market prices, including the prices per Share over the last year (see "General Information" below). The Board of Directors recognizes that current prices may not be indicative of true value due to the very low trading in its shares. Also, the Board considered the prices paid by the Company in its 1997 reverse stock split (the "1997 Reverse Stock Split") ($.28125 per Share) and the price paid by Mr. Fritzsche and other affiliates of the Company in their acquisitions of Shares pursuant to the 1997 rights offering ($.22 per Share) made pursuant to a prospectus dated November 10, 1997 (the "Rights Offering"). Since January, 1997, members of the Fritzsche Group have made acquisitions of an aggregate of approximately 508,000 Shares at an average price of $.22 per Share. In February, 1998 members of the Fritzsche Group paid $.22 per share for approximately 505,000 Shares in the Company and Messrs. Millet and McKenzie bought 23,275 Shares and 500 Shares respectively in the Rights Offering at $.22 per share.

     On December 29, 1997, the Company purchased approximately 29,000 Shares from shareholders owning less than 100 Shares at $.28125 per Share, net to seller, by virtue of a reverse stock split with respect to its "odd-lot holders" owning 100 Shares or less (the "1997 Reverse Stock Split"). The total number of Shares redeemed by the Company in accordance with the terms and conditions of the 1997 Reverse Stock Split was approximately 1% of Shares then outstanding. The funds used by the Company to purchase Shares pursuant to the 1997 Reverse Stock Split were corporate funds.

     The Board of Directors as a whole and the Committee do not believe that the prices paid for the purchase of Shares in the 1997 Reverse Stock Split and sale of Shares in the 1997 Rights Offering are of continuing relevance due to the following considerations:

(a) The Company has continued to lose money on an operating basis since the 1997 Rights Offering and 1997 Reverse Stock Split and will likely lose money on an operating basis and on a net income basis in fiscal year 2000. The Company did report income from continuing operations for its second quarter; this was largely a result of increased investment income as the Company has converted money-losing business into cash.

(b) The Company has sold two (2) separate businesses since 1997, both of which were losing money and has been unable to acquire, or develop, additional businesses with profit-making potential.

(c) The future prospects for the Flexible Printed Products subsidiary, the Company's sole remaining operating business, are not positive with intense price competition occurring for its major customers.

(d) The market value of the Company's Shares has dropped significantly since 1997 and trading in its Shares is very sporadic. Again the Board of Directors recognizes that sporadic trading in its shares may not provide a price based on the true value of the shares.

     For these reasons, the Board of Directors believes that a substantial diminution in the value of the Company's Shares has occurred since 1997.

     Shareholders' tangible equity per Share of $.18 as of January 31, 1999 was also considered. The price per Share to be paid for a fractional Share interest which will be created by the Reverse Stock Split Proposal is below shareholders' equity per Share.

     Other Factors. Going concern value and liquidation value were not given substantial consideration by the Board of Directors in determining the fairness of the price per Share to be paid for a fractional Share interest which will be created by the Reverse Stock Split Proposal. Going concern value was deemed somewhat non-probative on the issue of fairness because the Company has received no offers, firm or otherwise, for the purchase of the Company as a whole within the past several years, although the Company has not solicited bids for its sale. It should be noted that the Company did sell two of its operating licenses in the last 18 months. Furthermore, going concern value had more relevance in the Board's view if the Company were operating profitably and had reasonable prospects for profitable operation. In terms of liquidation value, the Board was not convinced of its importance, given the relative high costs and protracted time frame for liquidating a public company which has a single operating business producing less than $2,000,000 in annual sales and which has several significant contingent liabilities related to discontinued operations.

ALTERNATIVES.

     The Board of Directors of the Company and the Special Committee appointed to review and approve this matter have each determined that the Reverse Stock Split Proposal is the most direct and appropriate and least expensive method of reducing the number of the Company's shareholders to less than 300. In their view it is the fairest proposal because it accomplishes an important corporate goal of reducing expenses, but does not strap the Company with a significant cash outlay during a period of time when cutting costs and conserving cash is vitally important. The Board of Directors believes that any delay in reducing operating costs is unwise, as the Company will probably continue to lose money. Prior to 1999, the Board of Directors believed that EAC continuing as a publicly reporting entity with access to public capital market was in its best interest, provided it could operate its subsidiaries profitably. This has not happened.

     The Board of Directors believes that the fairest alternative is the Reverse Stock Split Proposal, with the Company lowering its operating costs in an effort to return to profitability. The Company intends to continue its operations for the indefinite future and has no present plans to merge or consolidate with, or sell its assets to, another company or person.

     The alternative of a cash merger with a subsidiary created by the Company for that purpose (or a reverse stock split having the same effect) was considered and rejected by the Board of Directors because substantially greater funds (at least $180,000) would have been required to pay for the entire minority interest in the Company. As noted above, such a transaction would have required an 80% approving vote, which the Board of Directors did not believe was obtainable. A cash tender offer to holders of fewer than 200 Shares was rejected because there could be no assurance that a sufficient number of Shares would be tendered to reduce the number of shareholders to fewer than 300. As noted above under "Background of the Proposal," the Board of Directors considered a liquidation of the Company, but determined it was not feasible economically. The Board of Directors also examined the option of "doing nothing." Given all of the factors discussed above, "doing nothing" was not considered an alternative.

GENERAL INFORMATION.

     The principal market in which EAC's common stock is traded is the over-the-counter market. The range of high and low bid quotations for each quarterly period during the past two years, and the source of such quotations follows. These quotations are inter-dealer quotations, without retail mark-up or mark-down, and may not necessary represent actual transactions. Also, due to the very light trading volume for the shares, these quotations may not necessarily reflect the true value of the stock.

               QTR.                       QTR.
              ENDED    HIGH     LOW      ENDED      HIGH     LOW
              -----    ----     ---      -----      ----     ---
             9/30/99   0.10     0.02    9/30/98    0.0125   0.0938
            ------------------------------------------------------
             6/30/99   0.03     0.01    6/30/98    0.13     0.07
            ------------------------------------------------------
             3/31/99   0.10     0.03    3/31/98    0.13     0.10
            ------------------------------------------------------
            12/31/98   0.125    0.07   12/31/97    0.19     0.10
            ------------------------------------------------------
                                        9/30/97    0.19     0.10
            ------------------------------------------------------
            Source:  National Quotation Bureau OTC Bulletin Board

     No dividends have been paid by EAC during the past two fiscal years with respect to such class of securities. The restriction on the Company's present or future ability to pay such dividends includes New York corporate law which requires that dividends be paid out of retained earnings (EAC has a substantial negative retained earnings account), unless other statutory requirements are met so as to pay dividends out of capital surplus. Also, EAC's financial situation at present requires, to the extent practicable, the conservation of cash and financial resources. This is due to the Company's ongoing and anticipated operating losses and various contingent obligations which it must deal with which, in some cases, relate to businesses it has previously disposed of.

     The source and total amount of funds to be used in the Reverse Stock Split Proposal transaction is general corporate funds not expected to exceed $12,000. The expenses incurred or estimated to be incurred in connection with the Rule 13e-3 transaction including, but not limited to, filing fees, legal, accounting and appraisal fees, solicitation expenses and printing costs is as follows:

          $100 in filing fees;
          $18-20,000 in legal fees;
          $5,000 in printing fees; and
          $3,000 in mailing and solicitation fees.

EAC has paid or will be responsible for paying all of such expenses.

     The transaction has not been structured so that approval of at least a majority of unaffiliated security holders is required. The Rule 13E-3 transaction was approved by a majority of the directors to the issuer who are not employees of the issuer.

     With respect to the class of equity security to which the Reverse Stock Split Proposal transaction relates, the aggregate amount and percentage of securities beneficially owned as of the most recent practicable date by each affiliate, other than Meus. Millet and McKenzie, who are directors of EAC and whose addresses are c/o the Company at the address set forth below (see "Election of Directors" for additional information), or by any associate thereof, and the name and address of any such persons is as follows:

     ------------------------------------------------------------------------
     NAME                    ADDRESS                            PERCENT
     ----                    -------                            -------
     ------------------------------------------------------------------------
     Peter B.                EAC Industries, Inc.                  33%
     Fritzsche               2111 Claridge Lane
                             Northbrook, IL  60062-
                             8615
     ------------------------------------------------------------------------
     Ruth Fritzsche,         c/o EAC Industries, Inc.          less than 1% *
     wife and                2111 Claridge Lane
     associate of P.         Northbrook, IL  60062-
     B. Fritzsche            8615
     ------------------------------------------------------------------------
     Bart Fritzsche,         c/o EAC Industries, Inc.          less than 1% *
     child and               2111 Claridge Lane
     associate of P.         Northbrook, IL  60062-
     B. Fritzsche            8615
     ------------------------------------------------------------------------
     David                   c/o EAC Industries, Inc.          less than 1% *
     Fritzsche, child        2111 Claridge Lane
     and associate of        Northbrook, IL  60062-
     P. B. Fritzsche         8615
     ------------------------------------------------------------------------
     Kathleen                c/o EAC Industries, Inc.          less than 1% *
     Fritzsche, child        2111 Claridge Lane
     and associate of        Northbrook, IL  60062-
     P. B. Fritzsche         8615
     ------------------------------------------------------------------------
     * Beneficial ownership of their shares is disclaimed.


THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE REVERSE STOCK SPLIT PROPOSAL AND INTENDS TO VOTE FOR THE PROPOSAL.

                                 PROPOSAL NO. 2

                              ELECTION OF DIRECTORS

     The following table sets forth the names of the nominees for the election to the Board of Directors, their business experience during the past five years, their positions, if any, with EAC, their previous terms as directors and the number of Shares of Common Stock of EAC owned beneficially by each of them as of August 31, 1999. Each nominee's Common Stock ownership represents less than 1% of the aggregate amount of Common Stock outstanding, except for Peter B. Fritzsche and P. Bartley Fritzsche whose beneficial ownership represents approximately 33% and 1% respectively of the outstanding Common Stock of the Company.

                                                                                              Common Stock
                                                                                Director   Owned Beneficially
Name                      Principal Occupation for Last 5 Years                 Since         As of 8/31/99
----                      -------------------------------------                 -----         -------------
Peter B. Fritzsche(1)     Chairman of the Board of Directors, President         1991 and        943,208(2)
     Age 64               and CEO and Assistant Secretary, EAC - July           from
                          1992 to present; Chairman of the Board of             1978-
                          Director and Assistant Secretary, EAC -               1990
                          December 1991 to July 1992; Yale University
                          Development Office, New Haven, CT - January
                          1992 to July 1994; consultant - 1990 to 1992;
                          Director of EAC - 1989 to 1990; Chairman of
                          the Board of Directors, President and CEO,
                          EAC - 1979 to 1989.

E. Donald McKenzie, Jr.   President, Supercoups, Inc. Avon, MA (printer         1994              1,000
     Age 47               of coupons) 1997 to present; Vice President -
                          Sales and Marketing, Health Tour, Inc. (agency for
                          temporary help / occupational therapists) -
                          January, 1996-1997; President Graphic Systems West
                          (manufacturers' representative for printing
                          equipment), Irvine, CA - 1991 to 1995.

John B. Millet, Jr.       President and Owner of Mohawk Metal                   1994             38,254
     Age 57               Products Co., Utica, NY (suppliers to the retail
                          petroleum industry) - since 1977.

P. Bartley Fritzsche(1)   Regional Account Manager, Neuberger &                 1994             38,000
     Age 30               Berman Management Inc., Chicago, IL.
                          Financial Services Company; John Marshall
                          Law School - 1993-1997 (LLB); Account
                          Representative, John Nuveen & Co., Chicago,
                          IL - 1991 to 1993.

     (1)  Peter B. Fritzsche and P. Bartley Fritzsche are father and son.

     (2) Includes 942,408 Shares held directly or through an IRA and 800 Shares held of record by Mr. Fritzsche's spouse, whose beneficial ownership may be attributable to Mr. Fritzsche, but which he disclaims.

     Set forth below is the compensation paid to the executive officers of the Company and its Goodren Products Corporation subsidiary (which was sold on July 1, 1999) and for all such persons as a group:


Name and                                                     All Other
Principal Position         Year        Salary      Bonus   Compensation
------------------         ----        ------      -----   ------------

Peter B. Fritzsche        FY 1999     $132,000     $ -0-     $ -0-
Chairman and CEO          FY 1998     $132,000     $ -0-     $ -0-
                          FY 1997     $132,000     $ -0-     $ -0-

Steven Mann (1)           FY 1999     $165,697     $ -0-     $ -0-
President and Goodren     FY 1998     $179,372     $ -0-     $ -0-
Products Corp.            FY 1997     $177,398     $ -0-     $ -0-

Total                     FY 1999     $297,657     $ -0-     $ -0-
                          FY 1998     $311,372     $ -0-     $ -0-
                          FY 1997     $309,398     $ -0-     $ -0-

     (1) Mr. Mann had an employment contract, renewable annually, which called for base compensation of $155,000 (subject to annual inflation adjustments) and a bonus equal to 5% of Goodren's total operating income, provided that operating income was in excess of $650,000 in the pertinent fiscal year. Mr. Mann was not paid a discretionary bonus in fiscal 1997, fiscal 1998 or fiscal 1999.

     Board members who are not employees (three presently) are paid fees equal to $4,000 per year, plus $1,250 for each board or committee meeting attended. Each non-employee director earning $9,000 during the fiscal year, having attended a total of five board or committee meetings. As of September 30, 1999 Board members agreed to waive board compensation while the Company's financial hardship situation continues.

                              PROFIT SHARING PLANS

     The Company maintains a deferred profit sharing plan ("Profit Sharing Plan") which is intended to qualify under Section 401(a) of the Internal Revenue Code of 1954, as amended ("Code"). The Profit Sharing Plan covers full-time employees of the Company and its subsidiaries, including Goodren (prior to the sale), who have completed one (1) year of eligibility service and who are not covered under any other tax qualified retirement plan. Employer contributions to the Profit Sharing Plan are made at the discretion of the Company's Board of Directors and are allocated among participating employees based on their compensation. The Profit Sharing Plan benefits, subject to a vesting schedule, become payable following a separation of service from the Company.

     The Profit Sharing Plan also provides for employees to defer a portion of their eligible compensation, pursuant to Section 401(k) of the Internal Revenue Code. There is no provision for matching contributions to be made by the Company. No contributions were made to the Profit Sharing Plan by the Company during the fiscal years 1998 and 1999. Goodren's contributions to the Profit Sharing Plan were zero for fiscal years 1998 and 1999 respectively.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established an Executive Committee, Compensation and Audit Committee, in accordance with the by-laws and New York law. The members of the Executive Committee are Messrs. Peter Fritzsche and John Millet. The members of the Compensation and Audit Committees are Messrs. Millet and McKenzie. Each Director attended all meetings of the Board of Directors and committees on which they served during fiscal 1999.

                         PRINCIPAL HOLDERS OF SECURITIES

     To the best knowledge of EAC, as of August 31, 1999 the only beneficial owner of 5% or more of EAC's Common Stock was:


                                                        Amount
                  Principal Name and Address         Beneficially     Percent of
Class             of Beneficial Owner                   Owned            Class
-----             -------------------                   -----            -----

Common Stock      Peter B. Fritzsche                   943,208            33%
                  EAC Industries, Inc.
                  2111 Claridge Lane
                  Northbrook, Illinois  60062-8615

As of that date, all directors and officers as a group owned _______________ Shares (36%).

                              INDEPENDENT AUDITORS

     The Board of Directors reviews the selection of independent auditors subsequent to the Annual Meeting of Shareholders. The firm of Lazar, Levine & Company was EAC's independent auditor for the fiscal year ended January 31, 1999. A representative of such firm will not attend the Annual Meeting, but will be available by speaker telephone to make a statement if they desire to do so and to answer any questions.

                                  OTHER MATTERS

     The Board of Directors does not intend to bring any other matters before the meeting and does not know of any other matters which are expected to be brought before it. However, if any other matters do come before the meeting, the persons named in the enclosed proxy will vote in accordance with their proper judgment.

     In addition to solicitation of proxies by mail, directors or employees (who may be officers of the Company) may solicit proxies in person and by telephone. The Company is requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of Shares held of record by such persons. The cost of soliciting proxies shall be borne by the Company, but any director or employee of the Company who solicits proxies will not receive any additional compensation therefor.

     If the Reverse Stock Split Proposal is adopted, the Company anticipates that it will seek to be relieved from its SEC reporting obligations as soon as practicable and will not solicit proxies for future annual meetings in compliance with SEC regulations. If the proposal is defeated and the Company remains subject to SEC proxy regulation, shareholder proposals for the 2000 Annual Meeting of Shareholders of EAC must be received by the office of EAC Industries, Inc. ____________________________, no later than __________ ___,
2000 for inclusion in the Proxy Statement for the 2000 Annual Meeting of Shareholders.

                       By Order of the Board of Directors



                               PETER B. FRITZSCHE
                          Chairman of the Board and CEO

                                                                      APPENDIX 1

                    EAC INDUSTRIES, INC. 1999 ANNUAL MEETING

     The undersigned hereby appoints Peter B. Fritzsche, P. Bartley Fritzsche,
E. Donald McKenzie, Jr. and John B. Millet, Jr., and each of them, as proxies of the undersigned, and each with full power of substitution, to vote all shares eligible to be voted by the undersigned at the Annual Meeting of the Stockholders of EAC Industries, Inc. to be held at Suite 2600, 222 North LaSalle, Chicago, Illinois 60601 on __________, 1999 at 8:30 a.m. (local time) or any adjournment or postponement thereof, with respect to the matters set forth below and such other business as may properly come before the meeting, with the same force and effect as the undersigned might or could do if personally present thereat.

Shares represented by this proxy, when returned properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE AS TO A PROPOSAL, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

The proxies are instructed to vote with respect to the proposals as follows:

1.  STOCK
    RECLASSIFICATION     [ ]  FOR     [ ]   AGAINST     [ ]   ABSTAIN

     To amend the Company's Restated Certificate of Incorporation to effect a 1 for 200 share reverse stock split of the Common Stock and to pay cash in lieu of fractional shares on the basis of $.10 per share to those stockholders owning 199 shares or less and to immediately thereafter reclassify resulting whole or partial shares on a 200 for 1 basis.

2.  ELECTION OF
    DIRECTORS     [ ]  FOR all nominees listed     [ ]  WITHHOLD AUTHORITY
                       below (except as marked to       to vote for all nominees
                       the contrary below)              listed below

     Peter B. Fritzsche, P. Bartley Fritzsche, E. Donald McKenzie, Jr. and John
     B. Millet, Jr.

     INSTRUCTION:   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                    INDICATE SUCH NOMINEE'S NAME ON THE LINE BELOW:

                    ------------------------------------------------------------

3. In their discretion, the proxies are authorized to consider and vote upon such other business that may properly come before the meeting or any adjournment or postponement thereof.

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by its President or other authorized officer. If a partnership or like entity, please sign in partnership name by an authorized person.



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Signature                                 Signature if held jointly

Dated:________________, 199___


Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

                                                                      APPENDIX 2

                                    ANNEX __

                        NEW YORK BUSINESS CORPORATION LAW

     SECTION 623. PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR SHARES. (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

     (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

     (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election stating his name and residence, address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of Section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

     (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

     (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the proposed corporate action is abandoned or rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

     (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of transfer.

     (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety-day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve-month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

     (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any assenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

          (l) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

          (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

          (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

          (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice laws and rules.

          (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

          (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate act was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporation offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

          (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. Such expenses shall include reasonable compensation for and the reasonable expenses of the appraiser, but shall exclude the fees and expenses of counsel for and experts employed by any party unless the court, in its discretion, awards such fees and expenses. In exercising such discretion, the court may apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; -and- (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause
(A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

          (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificates for any such shares represented by certificates.

     (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be canceled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

     (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

          (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

          (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

          (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

     (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

     (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

     (m) This section shall not apply to foreign corporations except as provided in subparagraph (e), (2) of section 907 (Merger or consolidation of domestic and foreign corporations). (Amended by L. 1965, Ch. 803; L. 1982, Ch. 202, Sections 3-9, Ex. Sess., Ch. 928, Sections 38-40; L. 1986, Ch 117, Section 3.)